                                                                     EXHIBIT 4.1


                              TECH DATA CORPORATION

                 2% Convertible Subordinated Debentures due 2021

                                    Indenture


                                   Dated as of
                                December 10, 2001


                          BANK ONE TRUST COMPANY, N.A.,

                                     Trustee

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----

                                                              ARTICLE I

                                             DEFINITIONS AND INCORPORATION BY REFERENCE
Section 1.1       Definitions....................................................................................1
Section 1.2       Other Definitions..............................................................................6
Section 1.3       Incorporation by Reference of Trust Indenture Act..............................................7
Section 1.4       Rules of Construction..........................................................................7
Section 1.5       Acts of Holders................................................................................8

                                                             ARTICLE II

                                                           THE SECURITIES
Section 2.1       Form and Dating................................................................................9
Section 2.2       Execution and Authentication..................................................................10
Section 2.3       Registrar, Paying Agent and Conversion Agent..................................................11
Section 2.4       Paying Agent to Hold Money and Securities in Trust............................................11
Section 2.5       Securityholder Lists..........................................................................12
Section 2.6       Transfer and Exchange.........................................................................12
Section 2.7       Replacement Securities........................................................................13
Section 2.8       Outstanding Securities; Determinations of Holders' Action Securities..........................14
Section 2.9       Temporary Securities..........................................................................15
Section 2.10      Cancellation..................................................................................15
Section 2.11      Persons Deemed Owners.........................................................................15
Section 2.12      Global Securities.............................................................................16
Section 2.13      CUSIP Numbers.................................................................................20
Section 2.14      Regulation S..................................................................................20

                                                             ARTICLE III

                                                      REDEMPTION AND PURCHASES
Section 3.1       Company's Right to Redeem; Notices to Trustee.................................................20
Section 3.2       Selection of Securities to Be Redeemed........................................................20
Section 3.3       Notice of Redemption..........................................................................21
Section 3.4       Effect of Notice of Redemption................................................................22
Section 3.5       Deposit of Redemption Price...................................................................22
Section 3.6       Securities Redeemed in Part...................................................................22
Section 3.7       Purchase of Securities by the Company at Option of the Holder.................................22
Section 3.8       Purchase of Securities at Option of the Holder upon a Fundamental Change......................28
Section 3.9       Effect of Purchase Notice or Fundamental Change Purchase Notice...............................31

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                               PAGE
                                                                                                               ----
Section 3.10      Deposit of Purchase Price or Fundamental Change Purchase Price................................32
Section 3.11      Securities Purchased in Part..................................................................32
Section 3.12      Covenant to Comply With Securities Laws Upon Purchase of Securities...........................33
Section 3.13      Repayment to the Company......................................................................33

                                                             ARTICLE IV

                                                              COVENANTS
Section 4.1       Payment of Securities.........................................................................33
Section 4.2       SEC and Other Reports.........................................................................34
Section 4.3       Compliance Certificate........................................................................34
Section 4.4       Further Instruments and Acts..................................................................34
Section 4.5       Maintenance of Office or Agency...............................................................34
Section 4.6       Delivery of Certain Information...............................................................35
Section 4.7       Calculation of Original Issue Discount........................................................35

                                                              ARTICLE V

                                                        SUCCESSOR CORPORATION
Section 5.1       When Company May Merge or Transfer Assets.....................................................35

                                                             ARTICLE VI

                                                        DEFAULTS AND REMEDIES
Section 6.1       Events of Default.............................................................................36
Section 6.2       Acceleration..................................................................................38
Section 6.3       Other Remedies................................................................................38
Section 6.4       Waiver of Past Defaults.......................................................................39
Section 6.5       Control by Majority...........................................................................39
Section 6.6       Limitation on Suits...........................................................................39
Section 6.7       Rights of Holders to Receive Payment..........................................................40
Section 6.8       Collection Suit by Trustee....................................................................40
Section 6.9       Trustee May File Proofs of Claim..............................................................40
Section 6.10      Priorities....................................................................................40
Section 6.11      Undertaking for Costs.........................................................................41
Section 6.12      Waiver of Stay, Extension or Usury Laws.......................................................41

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                               PAGE
                                                                                                               ----

                                                             ARTICLE VII

                                                               TRUSTEE
Section 7.1       Duties of Trustee.............................................................................41
Section 7.2       Rights of Trustee.............................................................................42
Section 7.3       Individual Rights of Trustee..................................................................44
Section 7.4       Trustee's Disclaimer..........................................................................44
Section 7.5       Notice of Defaults............................................................................44
Section 7.6       Reports by Trustee to Holders.................................................................44
Section 7.7       Compensation and Indemnity....................................................................44
Section 7.8       Replacement of Trustee........................................................................45
Section 7.9       Successor Trustee by Merger...................................................................46
Section 7.10      Eligibility; Disqualification.................................................................46
Section 7.11      Preferential Collection of Claims Against Company.............................................46

                                                            ARTICLE VIII

                                                       DISCHARGE OF INDENTURE
Section 8.1       Discharge of Liability on Securities..........................................................46
Section 8.2       Repayment to the Company......................................................................47

                                                             ARTICLE IX

                                                             AMENDMENTS
Section 9.1       Without Consent of Holders....................................................................47
Section 9.2       With Consent of Holders.......................................................................48
Section 9.3       Compliance with Trust Indenture Act...........................................................49
Section 9.4       Revocation and Effect of Consents, Waivers and Actions........................................49
Section 9.5       Notation on or Exchange of Securities.........................................................49
Section 9.6       Trustee to Sign Supplemental Indentures.......................................................49
Section 9.7       Effect of Supplemental Indentures.............................................................49

                                                              ARTICLE X

                                                             CONVERSIONS
Section 10.1      Conversion Privilege..........................................................................49
Section 10.2      Conversion Procedure..........................................................................50
Section 10.3      Fractional Shares.............................................................................51
Section 10.4      Taxes on Conversion...........................................................................51
Section 10.5      Company to Provide Stock......................................................................51

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                               PAGE
                                                                                                               ----
Section 10.6      Adjustment for Change in Capital Stock........................................................52
Section 10.7      Adjustment for Rights Issue...................................................................52
Section 10.8      Adjustment for Other Distributions............................................................54
Section 10.9      Adjustment for Self Tender Offer..............................................................56
Section 10.10     When Adjustment May Be Deferred...............................................................56
Section 10.11     When No Adjustment Required...................................................................57
Section 10.12     Notice of Adjustment..........................................................................57
Section 10.13     Voluntary Increase............................................................................57
Section 10.14     Notice of Certain Transactions................................................................57
Section 10.15     Reorganization of Company; Special Distributions..............................................58
Section 10.16     Company Determination Final...................................................................58
Section 10.17     Trustee's Adjustment Disclaimer...............................................................59
Section 10.18     Simultaneous Adjustments......................................................................59
Section 10.19     Successive Adjustments........................................................................59
Section 10.20     Restriction on Common Stock Issuable Upon Conversion..........................................59

                                                             ARTICLE XI

                                                            SUBORDINATION
Section 11.1      Terms and Conditions of Subordination.........................................................60
Section 11.2      Distribution on Acceleration of Securities; Dissolution and Reorganization....................61


                                                             ARTICLE XII

                                                            MISCELLANEOUS
Section 12.1      Trust Indenture Act Controls..................................................................64
Section 12.2      Notices.......................................................................................64
Section 12.3      Communication by Holders with Other Holders...................................................65
Section 12.4      Certificate and Opinion as to Conditions Precedent............................................65
Section 12.5      Statements Required in Certificate or Opinion.................................................65
Section 12.6      Separability Clause...........................................................................66
Section 12.7      Rules by Trustee, Paying Agent, Conversion Agent and Registrar................................66
Section 12.8      Legal Holidays................................................................................66
Section 12.9      Governing Law.................................................................................66
Section 12.10     No Recourse Against Others....................................................................66
Section 12.11     Successors....................................................................................66
Section 12.12     Multiple Originals............................................................................66

         INDENTURE dated as of December 10, 2001 between TECH DATA COPORATION, a corporation duly organized and existing under the laws of the State of Florida ("Company") and BANK ONE TRUST COMPANY, N.A., a national banking association ("Trustee").

         Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's 2% Convertible Subordinated Debentures due 2021:

                                   ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

         Section 1.1 Definitions.

         "Affiliate" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" when used with respect to any specified person means the power to direct or cause the direction of the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Global Security, in each case to the extent applicable to such transaction and as in effect from time to time.

         "Bid Solicitation Agent" means a bid solicitation agent appointed by the Company to act in such capacity pursuant to Section 3 of Exhibit A-1.

         "Board of Directors" means either the board of directors of the Company, the executive committee of such board or any duly authorized committee of such board.

         "Business Day" means, with respect to any Security, a day that in the City of New York, is not a day on which banking institutions are authorized or required by law or regulation to close.

         "Capital Stock" for any corporation means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that corporation.

         "Certificated Securities" means Securities that are in the form of the Securities attached hereto as Exhibit A-2.

         "Common Stock" shall mean the shares of common stock, par value $0.0015 per share, of the Company existing on the date of this Indenture or any other shares of Capital Stock of the Company into which such common stock shall be reclassified or changed.

         "Company" means the party named as the "Company" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any of its Chairman of the Board and Chief Executive Officer, Chief Financial Officer, Corporate Controller, Senior Vice President of Taxes, Treasurer and Secretary or General Counsel, and delivered to the Trustee.

         "Continuing Directors" means, as of any date of determination, any member of the Board of Directors who (i) was a member of such Board of Directors on the date of this Indenture or (ii) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election.

         "Corporate Trust Office" means the principal office of the Trustee at which at any time its corporate trust business shall be administered, which office at the date hereof is located at 153 West 51st Street, New York, New York 10019, Attention: Corporate Trust Administration, or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor Trustee (or such other address as a successor Trustee may designate from time to time by notice to the Holders and the Company).

         "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

         "Depositary" means, with respect to any Global Security, a clearing agency that is registered as such under the Exchange Act and is designated by the Company to act as Depositary for such Global Security (or any successor securities clearing agency so registered), which shall initially be The Depository Trust Company.

         "Designated Senior Indebtedness" means:

         (1) Senior Indebtedness outstanding as of the date hereof;

         (2) the Company's obligations under any particular Senior Indebtedness in which the instrument creating or evidencing the same or the assumption or guarantee thereof, or related agreements or documents to which the Company is a party, expressly provides that such indebtedness shall be Designated Senior Indebtedness for purposes of this Indenture; and

         (3) Indebtedness outstanding from time to time under the Company's Credit Agreement dated as of May 8, 2000, the Company's Receivables Securitization Program and under the Company's Tax Retention Operating Lease Facility, each as amended, restated, enlarged, replaced or refinanced from time to time.

         "Disqualified Stock" means any Capital Stock of the Company that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case at the option of the holder of the Capital Stock), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder of the Capital Stock, in whole or in part, on or prior to the date that is 91 days after December 15, 2021.

         "Global Securities" means Securities that are in the form of the Securities attached hereto as Exhibit A-1 and that are issued to a Depositary.

         "Holder" or "Securityholder" means a person in whose name a Security is registered on the Registrar's books.

         "Indebtedness" means, without duplication, (a) any liability of the Company or any Subsidiary (provided, that for purposes of the definition of Senior Indebtedness, Indebtedness shall refer only to the Company's Indebtedness) (1) for borrowed money, or under any reimbursement obligation relating to a letter of credit, or (2) evidenced by a bond, note, debenture or similar instrument, or (3) for payment obligations arising under any conditional sale or other title retention arrangement (including a purchase money obligation) given in connection with the acquisition of any businesses, properties or assets of any kind, or (4) consisting of the discounted rental stream properly classified in accordance with generally accepted accounting principles on the balance sheet of the Company or any Subsidiary, as lessee, as a capitalized lease obligation, or (5) under currency agreements and interest rate agreements, to the extent not otherwise included in this definition; (b) any liability of others of a type described in the preceding clause (a) to the extent that the Company or any Subsidiary has guaranteed or is otherwise legally obligated in the respect thereof; and (c) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (a) and (b) above. "Indebtedness" shall not be construed to include (x) trade payables or credit on open account to trade creditors incurred in the ordinary cause of business or (y) obligations or liabilities incurred in connection with the sale, transfer or other disposition of property in connection with the securitization or other asset-based financing thereof under which the property is deemed as having been disposed of under generally accepted accounting principles.

         "Indenture" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof, including the provisions of the TIA that are deemed to be a part hereof.

         "Issue Date" of any Security means the date on which the Security was originally issued or deemed issued as set forth on the face of the Security.

         "Last Reported Sale Price" (A) when used in the context of the Common Stock, means the closing per share sale price (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average asked prices) on that date as reported on The Nasdaq National Market or, if the Common Stock is not then quoted on The Nasdaq National Market, then as reported by the principal U.S. exchange or quotation system the Common Stock is then listed or quoted; and (B) when used in the context of a Security, means, with respect to any date of determination, the average of the secondary market bid quotations per Security obtained by the Bid Solicitation Agent for $5 million principal amount of the Securities at approximately 4:00 p.m., New York time, on such determination date from three unaffiliated securities dealers selected by the Company.

         "Liquidated Damages" has the meaning specified in the Registration Agreement.

         "Material Subsidiary" means any subsidiary of the Company which at the date of determination is a "significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X under the Securities Act and the Exchange Act.

         "Officer" means any of the Chairman of the Board and Chief Executive Officer, Chief Financial Officer, Corporate Controller, Senior Vice President of Taxes, Treasurer and Secretary or General Counsel.

         "Officers' Certificate" means a written certificate containing the information specified in Sections 12.4 and 12.5, signed in the name of the Company by one of the Chairman of the Board and Chief Executive Officer, Secretary or General Counsel and one of the Chief Financial Officer, Corporate Controller, Senior Vice President of Taxes or Treasurer. An Officers' Certificate given pursuant to Section 4.3 shall be signed by an authorized financial or accounting officer of the Company but need not contain the information specified in Sections 12.4 and 12.5.

         "Opinion of Counsel" means a written opinion containing the information specified in Sections 12.4 and 12.5 from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of, or counsel to, the Company or the Trustee.

         "Permitted Junior Securities" means:

         (1) shares of any class of the Company's Capital Stock other than Disqualified Stock; or

         (2) securities of the Company other than Disqualified Stock that are subordinated in right of payment to all Senior Indebtedness that may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities.

         "person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

         "Redemption Date" or "redemption date" shall mean the date specified in a notice of redemption on which the Securities may be redeemed in accordance with the terms of the Securities and this Indenture.

         "Redemption Price" or "redemption price" shall have the meaning set forth in Section 5 of the Securities.

         "Registration Agreement" means the Registration Agreement dated as of December 10, 2001, between the Company and Salomon Smith Barney Inc.

         "Responsible Officer" shall mean, when used with respect to the Trustee, any officer within the corporate trust administration division of the Trustee or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Restricted Common Stock Legend" means the legend labeled as such and that is set forth in Exhibit C hereto.

         "Restricted Security" means a Security required to bear the restrictive legend set forth in the form of Security set forth in Exhibits A-1 and A-2 of this Indenture.

         "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

         "SEC" means the Securities and Exchange Commission.

         "Securities" means any of the Company's 2% Convertible Subordinated Debentures due 2021, as amended or supplemented from time to time, issued under this Indenture.

         "Securityholder" or "Holder" means a person in whose name a Security is registered on the Registrar's books.

         "Senior Indebtedness" means, with respect to the Securities, all of the Company's Indebtedness outstanding at any time, except (1) the Securities, (2) the Company's outstanding Indebtedness by the terms of the instrument creating or evidencing the same is subordinated to any of the Company's Senior Indebtedness, including the Company's 5% Convertible Subordinated Debentures due 2003, (3) Indebtedness by the terms of the instrument creating or evidencing the same is subordinated to or ranks pari passu with the Securities, (4) Indebtedness of the Company to an Affiliate, and (5) interest accruing after the filing of a petition initiating any bankruptcy, insolvency or other similar proceeding unless such interest is an allowed claim enforceable against the Company in a proceeding under federal or state bankruptcy laws.

         "Shelf Registration Statement" shall have the meaning set forth in the Registration Agreement.

         "Stated Maturity", when used with respect to any Security, means December 15, 2021.

         "Subsidiary" means any person of which at least a majority of the outstanding Voting Stock shall at the time directly or indirectly be owned or controlled by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries.

         "TIA" means the Trust Indenture Act of 1939 as in effect on the date of this Indenture, provided, however, that in the event the TIA is amended after such date, TIA means, to the extent required by any such amendment, the TIA as so amended.

         "trading day" means a day during which trading in securities generally occurs on The Nasdaq National Market or, if the Common Stock is not quoted on The Nasdaq National Market, on the principal U.S. national or regional securities exchange on which the Common Stock is then listed or traded.

         "Trustee" means the party named as the "Trustee" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

         "Voting Stock" of a person means Capital Stock of such person of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such person (irrespective of whether or not at the time the Capital Stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

         Section 1.2 Other Definitions.

Term Section:                                                                              Defined in:
"Act"...............................................................................       1.5
"Administrative Action".............................................................       Exhibit A-1
"Agent Members".....................................................................       2.12(e)
"Average Sale Price.................................................................       10.7
"beneficial owner"..................................................................       3.8(a)
"cash"..............................................................................       3.7(b)
"Cash Dividend".....................................................................       Exhibit A-1
"Clearstream".......................................................................       2.1(a)
"Company Notice"....................................................................       3.7(e)
"Company Notice Date"...............................................................       3.7(c)
"Contingent Interest"...............................................................       Exhibit A-1
"Contingent Interest Period"........................................................       Exhibit A-1
"Conversion Agent"..................................................................       2.3
"Conversion Date"...................................................................       10.2
"Conversion Price"..................................................................       Exhibit A-1
"Conversion Rate"...................................................................       10.1
"Euroclear".........................................................................       2.1(a)
"Event of Default"..................................................................       6.1
"Exchange Act"......................................................................       3.7(d)
"Ex-Dividend Time"..................................................................       10.1
"Extraordinary Cash Dividend".......................................................       10.8
"Fundamental Change"................................................................       3.8(a)
"Fundamental Change Purchase Date"..................................................       3.8(a)
"Fundamental Change Purchase Notice"................................................       3.8(b)
"Fundamental Change Purchase Price".................................................       3.8(a)
"Interest Payment Date".............................................................       Exhibit A-1
"Legal Holiday".....................................................................       12.8

"Legend"............................................................................       2.6(f)
"Market Price"......................................................................       3.7(d)
"Notice of Default".................................................................       6.1
"Option Exercise Date"..............................................................       Exhibit A-1
"Paying Agent"......................................................................       2.3
"Payment Blockage Notice............................................................       11.1
"Payment Blockage Period............................................................       11.1
"Payment Default"...................................................................       6.1(6), 11.1
"Purchase Date".....................................................................       3.7(a)
"Purchase Notice"...................................................................       3.7(a)
"Purchase Price"....................................................................       3.7(a)
"QIB"...............................................................................       2.1(a)
"Reference Fixed Rate"..............................................................       Exhibit A-1
"Registrar".........................................................................       2.3
"Regular Record Date"...............................................................       Exhibit A-1
"Regulation S"......................................................................       2.1(a)
"Reset Rate"........................................................................       Exhibit A-1
"Reset Rate Agent"..................................................................       Exhibit A-1
"Rule 144A".........................................................................       2.1(a)
"Rule 144A Information".............................................................       4.6
"Securities Act"....................................................................       3.7(d)
"Time of Determination".............................................................       10.1

         Section 1.3 Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the SEC.

                  "indenture securities" means the Securities.

                  "indenture security holder" means a Securityholder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Trustee.

                  "obligor" on the indenture securities means the Company.

         All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

         Section 1.4 Rules of Construction. Unless the context otherwise requires:

         (1) a term has the meaning assigned to it;

         (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect in the United States from time to time;

         (3) "or" is not exclusive;

         (4) "including" means including, without limitation; and

         (5) words in the singular include the plural, and words in the plural include the singular.

         Section 1.5 Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to such officer the execution thereof. Where such execution is by a signer acting in a capacity other than such signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of such signer's authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c) The ownership of Securities shall be proved by the register for the Securities.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          (e) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a board resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                                   ARTICLE II

                                 THE SECURITIES

         Section 2.1 Form and Dating. The Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibits A-1 and A-2, which are a part of this Indenture. To the extent any provisions of the Securities and this Indenture are in conflict, the provisions of this Indenture shall control. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage (provided that any such notation, legend or endorsement required by usage is in a form acceptable to the Company). The Company shall provide any such notations, legends or endorsements to the Trustee in writing. Each Security shall be dated the date of its authentication.

          (a) 144A/Regulation S Global Securities. The Securities are being offered and sold (i) in reliance on Regulation S under the Securities Act ("Regulation S") or (ii) to "qualified institutional buyers" as defined in Rule 144A ("QIBs") in reliance on Rule 144A under the Securities Act ("Rule 144A"), and shall be issued in the form of one or more permanent Global Securities substantially in the form of Exhibit A-1. Such Global Securities shall be deposited on behalf of the purchasers of the Securities represented thereby with the Trustee, as custodian for the Depositary, and registered in the name of the Depositary or a nominee of the Depositary for the accounts of participants in the Depositary (and, in the case of Securities held in accordance with Regulation S, registered with the Depositary for the accounts of designated agents holding on behalf of the Euroclear S.A./N.V., as operator of the Euroclear System ("Euroclear") or Clearstream Banking, societe anonyme ("Clearstream")), duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of a Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided.

          (b) Global Securities in General. Each Global Security shall represent such of the outstanding Securities as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, redemptions and conversions.

         Any adjustment of the aggregate principal amount of a Global Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee in accordance with instructions given by the Holder thereof as required by Section 2.12 hereof and shall be made on the records of the Trustee and the Depositary.

          (c) Book-Entry Provisions. This Section 2.1(c) shall apply only to Global Securities deposited with or on behalf of the Depositary.

         The Company shall execute and the Trustee shall, in accordance with this Section 2.1(c), authenticate and deliver initially one or more Global Securities that (a) shall be registered in the name of the Depositary or its nominee, (b) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instructions and (c) shall bear legends substantially to the following effect:

                  "UNLESS THIS CERTIFICATE IS PRESENTED BY AN
                  AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF."

          (d) Certificated Securities. In the event that the Securities are issued as Certificated Securities, including pursuant to Section 2.12(a)(ii), such Securities will be issued substantially in the form of Exhibit A-2 attached hereto.

         Section 2.2 Execution and Authentication. The Securities shall be executed on behalf of the Company by any Officer. The signature of the Officer on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were, at the time of the execution of the Securities, Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of authentication of such Securities.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

         The Trustee shall authenticate and deliver the Securities for original issue in an aggregate principal amount of up to $300,000,000 upon one or more Company Orders without any further action by the Company. The aggregate principal amount of the Securities due at the Stated Maturity thereof outstanding at any time may not exceed the amount set forth in the foregoing sentence.

         The Securities shall be issued only in registered form without coupons and only in denominations of $1,000 of principal amount and any integral multiple thereof.

         Section 2.3 Registrar, Paying Agent and Conversion Agent. The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar"), an office or agency where Securities may be presented for purchase or payment ("Paying Agent") and an office or agency where Securities may be presented for conversion ("Conversion Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars, one or more additional paying agents and one or more additional conversion agents. The term Paying Agent includes any additional paying agent, including any named pursuant to Section 4.5. The term Conversion Agent includes any additional conversion agent, including any named pursuant to Section 4.5.

         The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent, Conversion Agent or co-registrar (that is not also the Trustee). The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.7. The Company or any Subsidiary or an Affiliate of either of them may act as Paying Agent, Registrar, Conversion Agent or co-registrar.

         The Company initially appoints the Trustee as Registrar, Conversion Agent and Paying Agent in connection with the Securities.

         Section 2.4 Paying Agent to Hold Money and Securities in Trust. Except as otherwise provided herein, on or prior to each due date of payments in respect of any Security, the Company shall deposit with the Paying Agent a sum of money (in immediately available funds if deposited on the due date) or shares of Common Stock if permitted under this Indenture, sufficient to make such payments when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money and shares of Common Stock held by the Paying Agent for the making of payments in respect of the Securities and shall notify the Trustee of any default by the Company in making any such payment. At any time during the continuance of any such default, the Paying Agent shall, upon the written request of the Trustee, forthwith pay to the Trustee all money and shares of Common Stock so held in trust. If the Company, a Subsidiary or an Affiliate of either of them acts as Paying Agent, it shall segregate the money and shares of Common Stock held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money and shares of Common Stock held by it to the Trustee and to account for any funds and Common Stock disbursed by it. Upon doing so, the Paying Agent shall have no further liability for the money or shares of Common Stock.

         Section 2.5 Securityholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall cause the Registrar to furnish to the Trustee at least semiannually on June 1 and December 1 a listing of Securityholders dated within 15 days of the date on which the list is furnished and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

         Section 2.6 Transfer and Exchange. (a) Subject to Section 2.12 hereof, upon surrender for registration of transfer of any Security, together with a written instrument of transfer satisfactory to the Registrar duly executed by the Securityholder or such Securityholder's attorney duly authorized in writing, at the office or agency of the Company designated as Registrar or co-registrar pursuant to Section 2.3, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations, of a like aggregate principal amount. The Company shall not charge a service charge for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges that may be imposed in connection with the transfer or exchange of the Securities from the Securityholder requesting such transfer or exchange.

         At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination or denominations, of a like aggregate principal amount, upon surrender of the Securities to be exchanged, together with a written instrument of transfer satisfactory to the Registrar duly executed by the Securityholder or such Securityholder's attorney duly authorized in writing, at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities, which the Holder making the exchange is entitled to receive.

         The Company shall not be required to make, and the Registrar need not register, transfers or exchanges of Securities selected for redemption (except, in the case of Securities to be redeemed in part, the portion thereof not to be redeemed) or any Securities in respect of which a Purchase Notice or Fundamental Change Purchase Notice has been given and not withdrawn by the Holder thereof in accordance with the terms of this Indenture (except, in the case of Securities to be purchased in part, the portion thereof not to be purchased) or any Securities for a period of 15 days before the selection of Securities to be redeemed in part.

          (b) Notwithstanding any provision to the contrary herein, so long as a Global Security remains outstanding and is held by or on behalf of the Depositary, transfers of a Global Security, in whole or in part, shall be made only in accordance with Section 2.12 and this Section 2.6(b). Transfers of a Global Security shall be limited to transfers of such Global Security in whole or in part, to the Depositary, to nominees of the Depositary or to a successor of the Depositary or such successor's nominee.

          (c) Successive registrations and registrations of transfers and exchanges as aforesaid may be made from time to time as desired, and each such registration shall be noted on the register for the Securities.

          (d) Any Registrar appointed pursuant to Section 2.3 hereof shall provide to the Trustee such information as the Trustee may reasonably require in connection with the delivery by such Registrar of Securities upon transfer or exchange of Securities.

          (e) No Registrar shall be required to make registrations of transfer or exchange of Securities during any periods designated in the text of the Securities or in this Indenture as periods during which such registration of transfers and exchanges need not be made.

          (f) If Securities are issued upon the transfer, exchange or replacement of Securities subject to restrictions on transfer and bearing the legends set forth on the forms of Security attached hereto as Exhibits A-1 and A-2 setting forth such restrictions (collectively, the "Legend"), or if a request is made to remove the Legend on a Security, the Securities so issued shall bear the Legend, or the Legend shall not be removed, as the case may be, unless there is delivered to the Company and the Registrar such satisfactory evidence (which in the case of a transfer pursuant to Rule 144 under the Securities Act may include an Opinion of Counsel), as may be reasonably required by the Company and the Registrar, that neither the Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Regulation S or Rule 144 under the Securities Act or that such Securities are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon (i) provision of such satisfactory evidence, or (ii) notification by the Company to the Trustee and Registrar of the sale of such Security pursuant to a registration statement that is effective at the time of such sale, the Trustee, at the written direction of the Company, shall authenticate and deliver a Security that does not bear the Legend. If the Legend is removed from the face of a Security and the Security is subsequently held by the Company or an Affiliate of the Company, the Legend shall be reinstated.

         Section 2.7 Replacement Securities. If (a) any mutilated Security is surrendered to the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a protected purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a certificate number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be purchased by the Company pursuant to Article III hereof, the Company in its discretion may, instead of issuing a new Security, pay or purchase such Security, as the case may be.

         Upon the issuance of any new Securities under this Section 2.7, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security issued pursuant to this Section 2.7 in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section 2.7 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         Section 2.8 Outstanding Securities; Determinations of Holders' Action Securities. Securities outstanding at any time are all the Securities authenticated by the Trustee except for those cancelled by it, those paid pursuant to Section 2.7, those delivered to it for cancellation and those described in this Section 2.8 as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate thereof holds the Security; provided, however, that in determining whether the Holders of the requisite principal amount of Securities have given or concurred in any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Subject to the foregoing, only Securities outstanding at the time of such determination shall be considered in any such determination (including, without limitation, determinations pursuant to Articles VI and IX).

         If a Security is replaced pursuant to Section 2.7, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a protected purchaser.

         If the Paying Agent holds, in accordance with this Indenture, on a Redemption Date, or on the Business Day following a Purchase Date or a Fundamental Change Purchase Date, or on Stated Maturity, money or securities, if permitted hereunder, sufficient to pay Securities payable on that date, then immediately after such Redemption Date, Purchase Date, Fundamental Change Purchase Date or Stated Maturity, as the case may be, such Securities shall cease to be outstanding and interest, if any, on such Securities shall cease to accrue; provided, that if such

Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made.

         If a Security is converted in accordance with Article X, then from and after the Conversion Date, such Security shall cease to be outstanding and interest, if any, shall cease to accrue on such Security.

         Section 2.9 Temporary Securities. Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

         If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 2.3 without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

         Section 2.10 Cancellation. All Securities surrendered for payment, purchase by the Company pursuant to Article III, conversion, redemption or registration of transfer or exchange shall, if surrendered to any person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. The Company may not issue new Securities to replace Securities it has paid or delivered to the Trustee for cancellation or that any Holder has converted pursuant to Article X. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with the Trustee's customary procedure.

         Section 2.11 Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name such Security is registered in the records of the Registrar as the owner of such Security for the purpose of receiving payment of principal of the Security or the payment of any Redemption Price, Purchase Price or Fundamental Change Purchase Price in respect thereof, and interest thereon, for the purpose of conversion and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         Section 2.12 Global Securities. (a) Notwithstanding any other provisions of this Indenture or the Securities, (A) transfers of a Global Security, in whole or in part, shall be made only in accordance with Section 2.6(b) and Section 2.12(a)(i), (B) transfers of a beneficial interest in a Global Security for a Certificated Security shall comply with Section 2.6 and
Section 2.12(a)(ii) below, and (C) transfers of a Certificated Security shall comply with Section 2.6 and Sections 2.12(a)(iii) and (iv) below.

                  (i) Transfer of Global Security. A Global Security may not be transferred, in whole or in part, to any person other than the Depositary or one or more nominees or any successor thereof, and no such transfer to any such other person may be registered; provided that this clause (i) shall not prohibit any transfer of a Security that is issued in exchange for a Global Security but is not itself a Global Security. No transfer of a Security to any person shall be effective under this Indenture or the Securities unless and until such Security has been registered in the name of such person. Nothing in this Section 2.12(a)(i) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Security effected in accordance with the other provisions of this Section 2.12(a).

                  (ii) Restrictions on Transfer of a Beneficial Interest in a Global Security for a Certificated Security. A beneficial interest in a Global Security may not be exchanged for a Certificated Security except upon the circumstances contemplated in Section 2.12(e)(1) below and additionally, upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a transfer of a beneficial interest in a Global Security in accordance with Applicable Procedures for a Certificated Security in the form satisfactory to the Trustee, together with:

                  (A) so long as the Securities are Restricted Securities, certification in the form set forth in Exhibit B,

                  (B) written instructions to the Trustee to make, or direct the Registrar to make, an adjustment on its books and records with respect to such Global Security to reflect a decrease in the aggregate principal amount of the Securities represented by the Global Security, such instructions to contain information regarding the Depositary account to be credited with such decrease, and

                  (C) if the Company so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the Legend,

         the Trustee shall cause, or direct the Registrar to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Registrar, the aggregate principal amount of the Securities represented by the Global Security to be decreased by the aggregate principal amount of the Certificated Security to be issued, shall issue such Certificated Security and shall debit or cause to be debited to the account of the person specified in such instructions a beneficial interest in the Global Security equal to the principal amount of the Certificated Security so issued.

                  (iii) Transfer and Exchange of Certificated Securities. When Certificated Securities are presented to the Registrar with a request:

                           (y)      to register the transfer of such
                  Certificated Securities; or

                           (z) to exchange such Certificated Securities for an equal principal amount of Certificated Securities of other authorized denominations,

         the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Certificated Securities surrendered for transfer or exchange:

         (1) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

         (2) so long as such Securities are Restricted Securities, such Securities are being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to clause (A), (B) or (C) below, and are accompanied by the following additional information and documents, as applicable:

                  (A) if such Certificated Securities are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or

                  (B) if such Certificated Securities are being transferred to the Company, a certification to that effect; or

                  (C) if such Certificated Securities are being transferred pursuant to an exemption from registration, (i) a certification to that effect (in the form set forth in Exhibit B, if applicable) and (ii) if the Company so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the Legend.

                  (iv) Restrictions on Transfer of a Certificated Security for a Beneficial Interest in a Global Security. A Certificated Security may not be exchanged for a beneficial interest in a Global Security except upon satisfaction of the requirements set forth below.

                  Upon receipt by the Trustee of a Certificated Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

                  (I) so long as the Securities are Restricted Securities, certification, in the form set forth in Exhibit B, that such Certificated Security is being transferred in accordance with Rule 144A, Regulation S or Rule 144; and

                  (II) written instructions directing the Trustee to make, or to direct the Registrar to make, an adjustment on its books and records with respect to such Global Security to reflect an increase in the aggregate principal amount of the Securities represented by the Global Security, such instructions to contain information regarding the Depositary account to be credited with such increase, then the Trustee shall cancel such Certificated Security and cause, or direct the Registrar to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Registrar, the aggregate principal amount of Securities represented by the Global Security to be increased by the aggregate principal amount of the Certificated Security to be exchanged, and shall credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Global Security equal to the principal amount of the Certificated Security so cancelled. If no Global Securities are then outstanding, the Company shall issue and the Trustee shall authenticate, upon written order of the Company in the form of an Officers' Certificate, a new Global Security in the appropriate principal amount.

         (b) Subject to the succeeding paragraph (c), every Security shall be subject to the restrictions on transfer provided in the Legend. Whenever any Restricted Security is presented or surrendered for registration of transfer or for exchange for a Security registered in a name other than that of the Holder, such Security must be accompanied by a certificate in substantially the form set forth in Exhibit B, dated the date of such surrender and signed by the Holder of such Security, as to compliance with such restrictions on transfer. The Registrar shall not be required to accept for such registration of transfer or exchange any Security not so accompanied by a properly completed certificate.

         (c) The restrictions imposed by the Legend upon the transferability of any Security shall cease and terminate when such Security has been sold pursuant to an effective registration statement under the Securities Act or transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or, if earlier, upon the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision). Any Security as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon a surrender of such Security for exchange to the Registrar in accordance with the provisions of this Section 2.12 (accompanied, in the event that such restrictions on transfer have terminated by reason of a transfer in compliance with Rule 144 or any successor provision, by an opinion of counsel having substantial experience in practice under the Securities Act and otherwise reasonably acceptable to the Company, addressed to the Company and in form acceptable to the Company, to the effect that the transfer of such Security has been made in compliance with Rule 144 or such successor provision), be exchanged for a new Security, of like tenor and aggregate principal amount, which shall not bear the restrictive Legend. The Company shall inform the Trustee of the effective date of any registration statement registering the Securities under the Securities Act. The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned opinion of counsel or registration statement.

         (d) As used in the preceding two paragraphs of this Section 2.12, the term "transfer" encompasses any sale, pledge, transfer, loan, hypothecation, or other disposition of any Security.

         (e) The provisions of clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

         (1) Notwithstanding any other provisions of this Indenture or the Securities, a Global Security shall not be exchanged in whole or in part for a Security registered in the name of any person other than the Depositary or one or more nominees or any successor thereof, provided that a Global Security may be exchanged for Securities registered in the names of any person designated by the Depositary in the event that (i) the Depositary has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or such Depositary has ceased to be a "clearing agency" registered under the Exchange Act, and a successor Depositary is not appointed by the Company within 90 days, or (ii) an Event of Default has occurred and is continuing with respect to the Securities. Any Global Security exchanged pursuant to clause (i) above shall be so exchanged in whole and not in part, and any Global Security exchanged pursuant to clause
                  (ii) above may be exchanged in whole or from time to time in part as directed by the Depositary. Any Security issued in exchange for a Global Security or any portion thereof shall be a Global Security; provided that any such Security so issued that is registered in the name of a person other than the Depositary or a nominee thereof shall not be a Global Security and shall be deemed a Certificated Security.

         (2) Securities issued in exchange for a Global Security or any portion thereof shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear the applicable legends provided for herein. Any Global Security to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Registrar. With regard to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Security, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and deliver the Security issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof.

         (3) Subject to the provisions of clause (5) below, the registered Holder may grant proxies and otherwise authorize any person, including Agent Members (as defined below) and persons that may hold interests through Agent Members, to take any action which a holder is entitled to take under this Indenture or the Securities.

         (4) In the event of the occurrence of any of the events specified in clause (1) above, the Company will promptly make available to the Trustee a reasonable supply of Certificated Securities in definitive, fully registered form, without interest coupons.

         (5) Neither any members of, or participants in, the Depositary (collectively, the "Agent Members") nor any other persons on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Security registered in the name of the Depositary or any nominee thereof, or under any such Global Security, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such persons governing the exercise of the rights of a holder of any Security.

         Section 2.13 CUSIP Numbers. The Company may issue the Securities with one or more "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

         Section 2.14 Regulation S. The Company agrees that it will refuse to register any transfer of Securities or any shares of Common Stock issued upon conversion of Securities that is not made in accordance with the provisions of Regulation S under the Securities Act, pursuant to a registration statement which has been declared effective under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act; provided that the provisions of this paragraph shall not be applicable to any Securities which do not bear a Legend or to any shares of Common Stock evidenced by certificates which do not bear a Restricted Common Stock Legend.

                                  ARTICLE III

                            REDEMPTION AND PURCHASES

         Section 3.1 Company's Right to Redeem; Notices to Trustee. The Company, at its option, may redeem the Securities in accordance with the provisions of
Section 5 of the Securities. If the Company elects to redeem Securities pursuant to Section 5 of the Securities, it shall notify the Trustee in writing of the Redemption Date, the principal amount of Securities to be redeemed and the Redemption Price. The Company shall give the notice to the Trustee provided for in Section 3.3 by a Company Order, at least 40 days before the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee).

         Section 3.2 Selection of Securities to Be Redeemed. If less than all the Securities are to be redeemed, unless the procedures of the Depositary provide otherwise, the Trustee shall select the Securities to be redeemed by lot, on a pro rata basis or by another method the Trustee considers fair and appropriate (so long as such method is not prohibited by the rules of any stock exchange on which the Securities are then listed). The Trustee shall make the selection at least 35 days but not more than 60 days before the Redemption Date from outstanding Securities not previously called for redemption. The Trustee may select for redemption portions of the principal amount of Securities that have denominations larger than $1,000. Securities and portions of Securities that the Trustee selects shall be in principal amounts of $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of the Securities to be redeemed. If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities, which have been converted during a selection of Securities to be redeemed, may be treated by the Trustee as outstanding for the purpose of such selection.

         Section 3.3 Notice of Redemption. At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first-class mail, postage prepaid, to each Holder of Securities to be redeemed. The notice shall identify the Securities to be redeemed and shall state:

         (1)      the Redemption Date;

         (2)      the Redemption Price;

         (3)      the Conversion Rate;

         (4)      the name and address of the Paying Agent and Conversion Agent;

         (5) that Securities called for redemption may be converted at any time before the close of business on the date that is two (2) Business Days prior to the Redemption Date;

         (6) that Holders who want to convert their Securities must satisfy the requirements set forth in Section 8 of the Securities;

         (7) that Securities called for redemption must be surrendered to the Paying Agent at least two (2) Business Days prior to the Redemption Date to collect the Redemption Price;

         (8) if fewer than all of the outstanding Securities are to be redeemed, the certificate numbers, if any, and principal amounts of the particular Securities to be redeemed;

         (9) that, unless the Company defaults in making payment of such Redemption Price, interest, if any, on Securities called for redemption will cease to accrue on and after the Redemption Date; and

         (10)     the CUSIP number(s) of the Securities.

         At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense, provided that the Company makes such request at least three Business Days prior to the date by which such notice of redemption must be given to Holders in accordance with this
Section 3.3.

         Section 3.4 Effect of Notice of Redemption. Once notice of redemption is given, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price stated in the notice except for Securities which are converted in accordance with the terms of this Indenture.

         Section 3.5 Deposit of Redemption Price. Prior to 10:00 a.m. (New York City time), on the Redemption Date, the Company shall deposit with the Paying Agent (or if the Company or a Subsidiary or an Affiliate of either of them is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the Redemption Price of all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption which on or prior thereto have been delivered by the Company to the Trustee for cancellation or have been converted. The Paying Agent shall as promptly as practicable return to the Company any money not required for that purpose because of conversion of Securities pursuant to Article X. If such money is then held by the Company in trust and is not required for such purpose it shall be discharged from such trust.

         Section 3.6 Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder a new Security in an authorized denomination equal in principal amount to the unredeemed portion of the Security surrendered.

         Section 3.7 Purchase of Securities by the Company at Option of the Holder. (a) General. Securities shall be purchased by the Company pursuant to
Section 6 of the Securities at the option of the Holder on December 15, 2005, December 15, 2009, December 15, 2013 and December 15, 2017 (each, a "Purchase Date"), at the principal amount plus accrued and unpaid interest, if any, on such Purchase Date (the "Purchase Price"). Purchases of Securities hereunder shall be made, at the option of the Holder thereof, upon:

         (1) delivery to the Paying Agent by the Holder of a written notice of purchase (a "Purchase Notice") during the period beginning at any time from the opening of business on the date that is 20 Business Days prior to the relevant Purchase Date until the close of business on the last Business Day prior to such Purchase Date stating:

                  (A) the certificate number of the Security which the Holder will deliver to be purchased or the appropriate Depositary procedures if Certificated Securities have not been issued,

                  (B) the portion of the principal amount of the Security which the Holder will deliver to be purchased, which portion must be in principal amounts of $1,000 or an integral multiple thereof,

                  (C) that such Security shall be purchased by the Company as of the Purchase Date pursuant to the terms and conditions specified in Section 6 of the Securities and in this Indenture, and

                  (D) in the event the Company elects, pursuant to Section 3.7(b), to pay the Purchase Price, in whole or in part, in shares of Common Stock but such portion of the Purchase Price shall ultimately be paid to such Holder entirely in cash because any of the conditions to payment of the Purchase Price in shares of Common Stock is not satisfied prior to the close of business on the last Business Day prior to the relevant Purchase Date, as set forth in Section 3.7(d), whether such Holder elects (i) to withdraw such Purchase Notice as to some or all of the Securities to which such Purchase Notice relates (stating the principal amount and certificate numbers, if any, of the Securities as to which such withdrawal shall relate), or (ii) to receive cash in respect of the entire Purchase Price for all Securities (or portions thereof) to which such Purchase Notice relates; and

         (2) delivery of such Security to the Paying Agent prior to, on or after the Purchase Date (together with all necessary endorsements) at the offices of the Paying Agent, such delivery being a condition to receipt by the Holder of the Purchase Price therefor; provided, however, that such Purchase Price shall be so paid pursuant to this Section 3.7 only if the Security so delivered to the Paying Agent shall conform in all respects to the description thereof in the related Purchase Notice, as determined by the Company.

         If a Holder, in such Holder's Purchase Notice and in any written notice of withdrawal delivered by such Holder pursuant to the terms of Section 3.9, fails to indicate such Holder's choice with respect to the election set forth in clause (D) of Section 3.7(a)(1), such Holder shall be deemed to have elected to receive cash in respect of the entire Purchase Price for all Securities subject to such Purchase Notice in the circumstances set forth in such clause (D).

         The Company shall purchase from the Holder thereof, pursuant to this
Section 3.7, a portion of a Security, only if the principal amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.

         Any purchase by the Company contemplated pursuant to the provisions of this Section 3.7 shall be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Purchase Date and the time of delivery of the Security.

         Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Purchase Notice contemplated by this Section 3.7(a) shall have the right to withdraw such Purchase Notice at any time prior to the close of business two Business Days prior to the Purchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 3.9.

         The Paying Agent shall promptly notify the Company of the receipt by it of any Purchase Notice or written notice of withdrawal thereof.

         (b) Company's Right to Elect Manner of Payment of Purchase Price for Payment. The Securities to be purchased on any Purchase Date pursuant to
Section 3.7(a) may be paid for, in whole or in part, at the election of the Company, in U.S. legal tender ("cash") or shares of Common Stock, or in any combination of cash and shares of Common Stock, subject to the conditions set forth in Sections 3.7(c) and (d). The Company shall designate, in the Company Notice delivered pursuant to Section 3.7(e), whether the Company will purchase the Securities for cash or shares of Common Stock, or, if a combination thereof, the percentages of the Purchase Price of Securities in respect of which it will pay in cash or shares of Common Stock; provided that the Company will pay cash for fractional shares of Common Stock. For purposes of determining the existence of potential fractional interests, all Securities subject to purchase by the Company held by a Holder shall be considered together (no matter how many separate certificates are to be presented). Each Holder whose Securities are purchased pursuant to this Section 3.7 shall receive the same percentage of cash or shares of Common Stock in payment of the Purchase Price for such Securities, except (i) as provided in Section 3.7(d) with regard to the payment of cash in lieu of fractional shares of Common Stock and (ii) in the event that the Company is unable to purchase the Securities of a Holder or Holders for shares of Common Stock because any necessary qualifications or registrations of the shares of Common Stock under applicable state securities laws cannot be obtained, the Company may purchase the Securities of such Holder or Holders for cash. The Company may not change its election with respect to the consideration (or components or percentages of components thereof) to be paid once the Company has given its Company Notice to Holders except pursuant to this Section 3.7(b) or pursuant to Section 3.7(d) in the event of a failure to satisfy, prior to the close of business two Business Days prior to the Purchase Date, any condition to the payment of the Purchase Price, in whole or in part, in shares of Common Stock.

         At least three Business Days before each Company Notice Date (as defined below), the Company shall deliver an Officers' Certificate to the Trustee specifying:

                  (i)      the manner of payment selected by the Company,

                  (ii) the information required by Section 3.7(e) in the Company Notice,

                  (iii) if the Company elects to pay the Purchase Price, or a specified percentage thereof, in shares of Common Stock, that the conditions to such manner of payment set forth in Section 3.7(d) have been or will be complied with,

                  (iv) whether the Company desires the Trustee to give the Company Notice required by Section 3.7(e), and

                  (v) the principal amount of the Securities plus accrued and unpaid interest.

         (c) Purchase with Cash. At the option of the Company, the Purchase Price of Securities in respect of which a Purchase Notice pursuant to Section 3.7(a) has been given, or a specified percentage thereof, may be paid by the Company with cash equal to the aggregate Purchase Price of such Securities. The Company Notice, as provided in Section 3.7(e), shall be sent to Holders not less than 20 Business Days prior to such Purchase Date (the "Company Notice Date").

         (d) Payment by Issuance of shares of Common Stock. At the option of the Company, the Purchase Price of Securities in respect of which a Purchase Notice pursuant to Section 3.7(a) has been given, or a specified percentage thereof, may be paid by the Company by the issuance of a number of shares of Common Stock equal to the quotient obtained by dividing (i) the portion of the Purchase Price to be paid in shares of Common Stock by (ii) 95% in the case of the first Purchase Date and 97.5% for each subsequent Purchase Date, of the Market Price of one share of Common Stock as determined by the Company in the Company Notice, subject to the next succeeding paragraph, except that accrued and unpaid interest must be paid in cash.

         The Company will not issue fractional shares of Common Stock in payment of the Purchase Price. Instead, the Company will pay cash based on 95% or 97.5% of the Market Price, as the case may be, for all fractional shares. For purposes of determining the existence of potential fractional interests, all Securities subject to purchase by the Company held by a Holder shall be considered together (no matter how many separate certificates are to be presented).

         If the Company elects to purchase the Securities by the issuance of shares of Common Stock, the Company Notice, as provided in Section 3.7(e), shall be sent to the Holders not later than the Company Notice Date.

         The Company's right to exercise its election to purchase Securities through the issuance of shares of Common Stock shall be conditioned upon:

                  (i) the Company's not having given its Company Notice of an election to pay entirely in cash and its giving of timely Company Notice of an election to purchase all or a specified percentage of the Securities with shares of Common Stock as provided herein;

                  (ii) the registration of such shares of Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in each case, if required by applicable law;

                  (iii) the approval for quotation of such shares of Common Stock on The Nasdaq National Market or other principal U.S. exchange or market on which the shares of Common Stock are listed or traded;

                  (iv) any necessary qualification or registration under applicable state securities laws or the availability of an exemption from such qualification and registration; and

                  (v) the receipt by the Trustee by the Purchase Date of an Officers' Certificate and an Opinion of Counsel each stating that:

                  (A) the terms of the issuance of the shares of Common Stock are in conformity with this Indenture and

                  (B) the shares of Common Stock to be issued by the Company in payment of the Purchase Price in respect of Securities have been duly authorized and, when issued and delivered pursuant to the terms of this Indenture in payment of the Purchase Price in respect of the Securities, will be validly issued, fully paid and non-assessable and, to the best of such counsel's knowledge, free from preemptive rights, and, in the case of such Officers' Certificate, stating that the conditions above and the condition set forth in the second succeeding sentence have been satisfied and, in the case of such Opinion of Counsel, stating that the conditions in clauses (ii) through (iv) above have been satisfied. Such Officers' Certificate shall also set forth the number of shares of Common Stock to be issued for each $1,000 principal amount of Securities and the Last Reported Sale Price of a share of Common Stock on each trading day during the period commencing on the first trading day of the period during which the Market Price is calculated and ending on the third trading day prior to the applicable Purchase Date.

         The Company may pay the Purchase Price (or any portion thereof) in shares of Common Stock only if the information necessary to calculate the Market Price is published in a daily newspaper of national circulation. If the foregoing conditions are not satisfied with respect to a Holder or Holders prior to the close of business on the last Business Day prior to the Purchase Date, and the Company has elected to purchase the Securities pursuant to this Section
3.7 through the issuance of shares of Common Stock, the Company shall pay the entire Purchase Price of the Securities of such Holder or Holders in cash.

         The "Market Price" means the average of the Last Reported Sale Prices of the shares of Common Stock for the 20 trading day period ending on the third Business Day prior to the applicable Purchase Date (if the third Business Day prior to the applicable Purchase Date is a trading day, or if not, then on the last trading day prior to the third Business Day), appropriately adjusted to take into account the occurrence, during the period commencing on the first of the trading days during the 20 trading day period and ending on the Purchase Date, of any event described in Sections 10.6, 10.7, 10.8 or 10.9; subject, however, to the conditions set forth in Sections 10.10 and 10.11.

         Upon determination of the actual number of shares of Common Stock to be issued upon redemption of Securities, the Company will disseminate a press release through PR Newswire containing this information or publish the information on the Company's web site or through such other public medium as the Company may use at that time.

         (e) Notice of Election. In connection with any purchase of Securities pursuant to Section 6 of the Securities, the Company shall give notice to Holders setting forth information specified in this Section 3.7(e) (the "Company Notice").

         In the event the Company has elected to pay the Purchase Price (or a specified percentage thereof) with shares of Common Stock, the Company Notice shall:

         (1) state that each Holder will receive shares of Common Stock, 95% or 97.5%, as the case may be, of the Market Price (determined as of a specified date prior to the Purchase Date) of which shares will be equal to such specified percentage of the Purchase Price of the Securities held by such Holder (except any cash amount to be paid in lieu of fractional shares);

         (2) set forth the method of calculating the Market Price of the shares of Common Stock; and

         (3) state that because the Market Price of shares of Common Stock will be determined prior to the Purchase Date, Holders of the Securities will bear the market risk with respect to the value of the shares of Common Stock to be received from the date such Market Price is determined to the Purchase Date.

         In any case, each Company Notice shall include a form of Purchase Notice to be completed by a Holder and shall state:

                  (i)      the Purchase Price and the Conversion Rate;

                  (ii) the name and address of the Paying Agent and the Conversion Agent;

                  (iii) that Securities as to which a Purchase Notice has been given may be converted if they are otherwise convertible only in accordance with Article X hereof and Section 8 of the Securities if the applicable Purchase Notice has been withdrawn in accordance with the terms of this Indenture;

                  (iv) that Securities must be surrendered to the Paying Agent to collect payment;

                  (v) that the Purchase Price for any security as to which a Purchase Notice has been given and not withdrawn will be paid promptly following the later of the Purchase Date and the time of surrender of such Security as described in (iv);

                  (vi) the procedures the Holder must follow to exercise its put rights under this Section 3.7 and a brief description of those rights;

                  (vii)    briefly, the conversion rights of the Securities;

                  (viii) the procedures for withdrawing a Purchase Notice (including, without limitation, for a conditional withdrawal pursuant to the terms of Section 3.7(a)(1)(D) or Section 3.9);

                  (ix) that, unless the Company defaults in making payment on Securities for which a Purchase Notice has been submitted, interest, if any, on such Securities will cease to accrue on the Purchase Date; and

                  (x)      the CUSIP number of the Securities.

         At the Company's request, the Trustee shall give such Company Notice in the Company's name and at the Company's expense; provided, however, that, in all cases, the text of such Company Notice shall be prepared by the Company and provided to the Trustee at least 3 Business Days in advance of the Company Notice Date.

         (f) Covenants of the Company. All shares of Common Stock delivered upon purchase of the Securities shall be newly issued shares or treasury shares, shall be duly authorized, validly issued, fully paid and nonassessable, and shall be free from preemptive rights and free of any lien or adverse claim.

         (g) Procedure upon Purchase. The Company shall deposit cash (in respect of a cash purchases under this Section 3.7 or for fractional interests, as applicable) or shares of Common Stock, or a combination thereof, as applicable, at the time and in the manner as provided in Section 3.10, sufficient to pay the aggregate Purchase Price of all Securities to be purchased pursuant to this Section 3.7. As soon as practicable after the later of the Purchase Date and the time of surrender of the Security, the Company shall deliver to each Holder entitled to receive shares of Common Stock through the Paying Agent, a certificate for the number of full shares of Common Stock issuable in payment of the Purchase Price and cash in lieu of any fractional interests. The person in whose name the certificate for the shares of Common Stock is registered shall be treated as a holder of record of Common Stock on the Business Day following the date of delivery of such certificate as described in the previous sentence. No payment or adjustment will be made for dividends on the shares of Common Stock the record date for which occurred on or prior to the Purchase Date.

         (h) Taxes. If a Holder of a purchased Security is paid in shares of Common Stock, the Company shall pay any documentary, stamp or similar issue or transfer tax due on such issue of Common Stock. However, the Holder shall pay any such tax which is due because the Holder requests the Common Stock to be issued in a name other than the Holder's name. The Paying Agent may refuse to deliver the certificates representing the shares of Common Stock being issued in a name other than the Holder's name until the Paying Agent receives a sum sufficient to pay any tax which will be due because the shares of Common Stock are to be issued in a name other than the Holder's name. Nothing herein shall preclude any income tax withholding required by law or regulations.

         Section 3.8 Purchase of Securities at Option of the Holder upon a Fundamental Change. (a) If a Fundamental Change occurs, the Securities not previously purchased by the Company shall be purchased by the Company, at the option of the Holder thereof, at a purchase price specified in Section 6 of the Securities (the "Fundamental Change Purchase Price"), as of the date that is 45 days after the date of the notice of Fundamental Change delivered by the Company (the "Fundamental Change Purchase Date"), subject to satisfaction by or on behalf of the Holder of the requirements set forth in Section 3.8(c).

         A "Fundamental Change" shall be deemed to have occurred at such time after the Securities are originally issued as any of the following events shall occur:

                  (i) any person acquires beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of transactions, of shares of the Company's Capital Stock entitling the person to exercise 50% or more of the total voting power of all shares of the Company's Capital Stock that are entitled to vote generally in elections of directors, other than an acquisition by the Company, any of its Subsidiaries or any of its employee benefit plans; or

                  (ii) the Company merges or consolidates with or into any other person, any merger of another person into the Company, or the Company conveys, sells, transfers or leases all or substantially all of its assets to another person, other than any transaction:

                  (A) that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of the Company's Capital Stock, or

                  (B) pursuant to which the holders of Common Stock immediately prior to the transaction have the entitlement to exercise, directly or indirectly, 50% or more of the total voting power of all shares of Capital Stock entitled to vote generally in the election of directors of the continuing or surviving corporation immediately after the transaction, or

                  (C) which is effected solely to change the Company's jurisdiction of incorporation and results in a reclassification, conversion or exchange of outstanding shares of the Common Stock solely into shares of common stock of the surviving entity; or

                  (iii) any time the Company's Continuing Directors do not constitute a majority of the Board of Directors of the Company (or, if applicable, a successor corporation to the Company).

Notwithstanding the foregoing provisions of this Section 3.8, a Fundamental Change shall not be deemed to have occurred if (A) the Last Reported Sale Price per share of Common Stock for any five trading days within the period of 10 consecutive trading days ending immediately after the later of a Fundamental Change or the public announcement of a Fundamental Change, in the case of a Fundamental Change relating to an acquisition of Capital Stock, or the period of 10 consecutive trading days ending immediately before a Fundamental Change, in the case of a Fundamental Change relating to a merger, consolidation or asset sale, equals or exceeds 105% of the Conversion Price of the Securities in effect on each of those trading days or (B) 95% or more of the consideration in a merger or consolidation otherwise constituting a Fundamental Change under clause
(i) and/or clause (ii) above consists of shares of common stock traded on a national securities exchange or quoted on The Nasdaq National Market (or will be so traded or quoted immediately following the merger or consolidation) and as a result of the merger or consolidation the Securities become convertible into such common stock. For purposes of this Section 3.8, (x) whether a person is a "beneficial owner" shall be determined in accordance with Rule 13d-3 under the Exchange Act and (y) "person" includes any syndicate or group that would be deemed to be a "person" under Section 13(d)(3) of the Exchange Act.

         (b) No later than 30 days after the occurrence of a Fundamental Change, the Company shall mail a written notice of the Fundamental Change by first-class mail to the Trustee and to each Holder. The notice shall include a form of written notice of purchase (the "Fundamental Change Purchase Notice") to be completed by the Holder and shall state:

         (1) briefly, the events causing a Fundamental Change and the date of such Fundamental Change;

         (2) the date by which the Fundamental Change Purchase Notice pursuant to this Section 3.8 must be given;

         (3)      the Fundamental Change Purchase Date;

         (4)      the Fundamental Change Purchase Price;

         (5)      the name and address of the Paying Agent and the Conversion
                  Agent;

         (6)      the Conversion Rate and any adjustments thereto;

         (7) that the Securities as to which a Fundamental Change Purchase Notice has been given may be converted if they are otherwise convertible pursuant to Article X hereof only if the Fundamental Change Purchase Notice has been withdrawn in accordance with the terms of this Indenture;

         (8) that the Securities must be surrendered to the Paying Agent to collect payment;

         (9) that the Fundamental Change Purchase Price for any Security as to which a Fundamental Change Purchase Notice has been duly given and not withdrawn will be paid promptly following the later of the Fundamental Change Purchase Date and the time of surrender of such Security as described in (8);

         (10) briefly, the procedures the Holder must follow to exercise rights under this Section 3.10;

         (11)     briefly, the conversion rights, if any, of the Securities;

         (12)     the procedures for withdrawing a Fundamental Change Purchase
                  Notice;

         (13) that, unless the Company defaults in making payment of such Fundamental Change Purchase Price, interest, if any, on Securities surrendered for purchase by the Company will cease to accrue on and after the Fundamental Change Purchase Date; and

         (14)     the CUSIP number(s) of the Securities.

         (c) A Holder may exercise its rights specified in Section 3.8(a) upon delivery of an Fundamental Change Purchase Notice to the Paying Agent at any time on or prior to the 30th day after the date the Company delivers its written Fundamental Change notice, stating:

         (1) the certificate number of the Security which the Holder will deliver to be purchased;

         (2) the portion of the principal amount of the Security which the Holder will deliver to be purchased, which portion, if not the entire amount of the Security, must be $1,000 or an integral multiple thereof; and

         (3) that such Security shall be purchased pursuant to the terms and conditions specified in Section 6 of the Securities.

         The delivery of such Security to the Paying Agent with the Fundamental Change Purchase Notice (together with all necessary endorsements) at the offices of the Paying Agent shall be a condition to the receipt by the Holder of the Fundamental Change Purchase Price therefor; provided, however, that such Fundamental Change Purchase Price shall be so paid pursuant to this Section 3.8 only if the Security so delivered to the Paying Agent shall conform in all respects to the description thereof set forth in the related Fundamental Change Purchase Notice.

         The Company shall purchase from the Holder thereof, pursuant to this
Section 3.8, a portion of a Security only if the principal amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.

         Any purchase by the Company contemplated pursuant to the provisions of this Section 3.8 shall be consummated by the delivery of the consideration to be received by the Holder on the Fundamental Change Purchase Date.

         The Paying Agent shall promptly notify the Company of the receipt by it of any Fundamental Change Purchase Notice.

         Section 3.9 Effect of Purchase Notice or Fundamental Change Purchase Notice. Upon receipt by the Paying Agent of the Purchase Notice or the Fundamental Change Purchase Notice specified in Section 3.7(a) or Section 3.8(c), as applicable, the Holder of the Security in respect of which such Purchase Notice or Fundamental Change Purchase Notice, as the case may be, was given shall (unless such Purchase Notice or Fundamental Change Purchase Notice, as the case may be, is withdrawn as specified in the following two paragraphs) thereafter be entitled to receive solely the Purchase Price or the Fundamental Change Purchase Price, as the case may be, with respect to such Security. Such Purchase Price or Fundamental Change Purchase Price shall be paid to such Holder, subject to receipts of funds and/or securities by the Paying Agent, as soon as practicable following the later of (x) the Purchase Date or the Fundamental Change Purchase Date, as the case may be, with respect to such Security (provided the conditions in Section 3.7(a) or Section 3.8(c), as applicable, have been satisfied) and (y) the time of delivery of such Security to the Paying Agent by the Holder thereof in the manner required by Section 3.7(a) or Section 3.8(c), as applicable. Securities in respect of which a Purchase Notice or Fundamental Change Purchase Notice has been given by the Holder thereof may not be converted pursuant to Article X hereof on or after the date of the delivery of such Purchase Notice or Fundamental Change Purchase Notice unless such Purchase Notice or Fundamental Change Purchase Notice has first been validly withdrawn as specified in the following two paragraphs.

         A Purchase Notice or Fundamental Change Purchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent in accordance with the Purchase Notice at any time prior to the close of business two Business Days prior to the Purchase Date specifying:

         (1) the certificate number, if any, of the Security in respect of which such notice of withdrawal is being submitted,

         (2) the principal amount of the Security with respect to which such notice of withdrawal is being submitted, and

         (3) the principal amount, if any, of such Security which remains subject to the original Purchase Notice or Fundamental Change Purchase Notice, as the case may be, and which has been or will be delivered for purchase by the Company.

         A written notice of withdrawal of a Purchase Notice may be in the form set forth in the preceding paragraph or may be in the form of (i) a conditional withdrawal contained in a Purchase Notice pursuant to the terms of Section 3.7(a)(1)(D) or (ii) a conditional withdrawal containing the information set forth in Section 3.7(a)(1)(D) and the preceding paragraph and contained in a written notice of withdrawal delivered to the Paying Agent as set forth in the preceding paragraph.

         There shall be no purchase of any Securities pursuant to Section 3.7 or
3.8 if there has occurred (prior to, on or after, as the case may be, the giving, by the Holders of such Securities, of the required Purchase Notice or Fundamental Change Purchase Notice, as the case may be) and is continuing an Event of Default (other than a default in the payment of the Purchase Price or Fundamental Change Purchase Price, as the case may be, with respect to such Securities). The Paying Agent will promptly return to the respective Holders thereof any Securities (x) with respect to which a Purchase Notice or Fundamental Change Purchase Notice, as the case may be, has been withdrawn in compliance with this Indenture, or (y) held by it during the continuance of an Event of Default (other than a default in the payment of the Purchase Price or Fundamental Change Purchase Price, as the case may be, with respect to such Securities) in which case, upon such return, the Purchase Notice or Fundamental Change Purchase Notice with respect thereto shall be deemed to have been withdrawn.

         Section 3.10 Deposit of Purchase Price or Fundamental Change Purchase Price. Prior to 10:00 a.m. (local time in the City of New York) on the Purchase Date or the Fundamental Change Purchase Date, as the case may be, the Company shall deposit with the Trustee or with the Paying Agent (or, if the Company or a Subsidiary or an Affiliate of either of them is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 2.4) an amount of cash (in immediately available funds if deposited on such Business Day) or Common Stock, if permitted hereunder, sufficient to pay the aggregate Purchase Price or Fundamental Change Purchase Price, as the case may be, of all the Securities or portions thereof which are to be purchased as of the Purchase Date or Fundamental Change Purchase Date, as the case may be.

         Section 3.11 Securities Purchased in Part. Any Certificated Security which is to be purchased only in part shall be surrendered at the office of the Paying Agent (with, if the

Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Security so surrendered which is not purchased.

         Section 3.12 Covenant to Comply With Securities Laws Upon Purchase of Securities. When complying with the provisions of Section 3.7 or 3.8 hereof (provided that such offer or purchase constitutes an "issuer tender offer" for purposes of Rule 13e-4 (which term, as used herein, includes any successor provision thereto) under the Exchange Act at the time of such offer or purchase), the Company shall (i) comply with Rule 13e- 4 and Rule 14e-1 (or any successor provision) under the Exchange Act, (ii) file the related Schedule TO (or any successor schedule, form or report) under the Exchange Act, and (iii) otherwise comply with all Federal and state securities laws so as to permit the rights and obligations under Sections 3.7 and 3.8 to be exercised in the time and in the manner specified in Sections 3.7 and 3.8.

         Section 3.13 Repayment to the Company. The Trustee and the Paying Agent shall return to the Company any cash or shares of Common Stock that remain unclaimed as provided in Section 12 of the Securities, together with interest or dividends, if any, thereon (subject to the provisions of Section 7.1(f)), held by them for the payment of the Purchase Price or Fundamental Change Purchase Price, as the case may be; provided, however, that to the extent that the aggregate amount of cash or shares of Common Stock deposited by the Company pursuant to Section 3.10 exceeds the aggregate Purchase Price or Fundamental Change Purchase Price, as the case may be, of the Securities or portions thereof which the Company is obligated to purchase as of the Purchase Date or Fundamental Change Purchase Date, as the case may be, then, unless otherwise agreed in writing with the Company, promptly after the Business Day following the Purchase Date or Fundamental Change Purchase Date, as the case may be, the Trustee shall return any such excess to the Company together with interest or dividends, if any, thereon (subject to the provisions of Section 7.1(f)).

                                   ARTICLE IV

                                    COVENANTS

         Section 4.1 Payment of Securities. The Company shall promptly make all payments in respect of the Securities on the dates and in the manner provided in the Securities or pursuant to this Indenture. Any amounts of cash or shares of Common Stock to be given to the Trustee or Paying Agent, shall be deposited with the Trustee or Paying Agent by 10:00 a.m. New York City time by the Company. Principal amount, Redemption Price, Purchase Price, Fundamental Change Purchase Price and interest, if any, shall be considered paid on the applicable date due if on such date (or, in the case of a Purchase Price or Fundamental Change Purchase Price, on the Business Day following the applicable Purchase Date or Fundamental Change Purchase Date, as the case may be) the Trustee or the Paying Agent holds, in accordance with this Indenture, cash or securities, if permitted hereunder, sufficient to pay all such amounts then due.

         Section 4.2 SEC and Other Reports. The Company shall file with the Trustee, within 15 days after it files such annual and quarterly reports, information, documents and other reports with the SEC, copies of its annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to
Section 13 or 15(d) of the Exchange Act. In the event the Company is at any time no longer subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, it shall continue to provide the Trustee with reports containing substantially the same information as would have been required to be filed with the SEC had the Company continued to have been subject to such reporting requirements. In such event, such reports shall be provided at the times the Company would have been required to provide reports had it continued to have been subject to such reporting requirements. The Company also shall comply with the other provisions of TIA Section 314(a). Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely conclusively on Officers' Certificates).

         Section 4.3 Compliance Certificate. The Company shall deliver to the Trustee within 105 days after the end of each fiscal year of the Company (beginning with the fiscal year ending on January 31, 2002) an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof, the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

         Section 4.4 Further Instruments and Acts. Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

         Section 4.5 Maintenance of Office or Agency. The Company will maintain in the Borough of Manhattan, the City of New York, an office or agency of the Trustee, Registrar, Paying Agent and Conversion Agent where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer, exchange, purchase, redemption or conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The office of Bank One Trust Company, N.A., 153 West 51st Street, New York, New York 10019 (Attention: Corporate Trust Administration), shall initially be such office or agency for all of the aforesaid purposes. The Company shall give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency (other than a change in the location of the office of the Trustee). If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 12.2.

         The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York, for such purposes.

         Section 4.6 Delivery of Certain Information. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder or any beneficial owner of Securities or holder or beneficial owner of shares of Common Stock issued upon conversion thereof, or in accordance with Section 3.8(c), the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder or any beneficial owner of Securities or holder or beneficial owner of shares of Common Stock, or to a prospective purchaser of any such security designated by any such holder, as the case may be, to the extent required to permit compliance by such Holder or holder with Rule 144A under the Securities Act in connection with the resale of any such security. "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act. Whether a person is a beneficial owner shall be determined by the Company to the Company's reasonable satisfaction.

         Section 4.7 Calculation of Original Issue Discount. The Company and each Holder will be deemed to have agreed (i) that for United States federal income tax purposes the Securities will be treated as indebtedness subject to the Treasury regulations governing contingent payment debt instruments, (ii) that the Holders will report original issue discount and interest on the Securities in accordance with the Company's determination of both the "comparable yield" and the "projected payment schedule" and (iii) to be bound by the Company's application of the Treasury regulations that govern contingent payment debt instruments. For this purpose, the "comparable yield" for the Securities is 8.85% compounded semi-annually and the "projected payment schedule" is attached as Schedule A hereto. The Company shall file with the Trustee no later than the end of each calendar year or at any other time as the Trustee may request (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

                                   ARTICLE V

                              SUCCESSOR CORPORATION

         Section 5.1 When Company May Merge or Transfer Assets. The Company shall not, in a single transaction or a series of related transactions, consolidate with or merge with or into any other person or convey, transfer, sell or lease its properties and assets substantially as an entirety to any person, or permit any person to consolidate with or merge into the Company, unless:

         (a)      either (1) the Company shall be the continuing corporation or
(2) the person (if other than the Company) formed by such consolidation or into which the Company is merged or the person which acquires by conveyance, transfer or lease the properties and assets of the Company substantially as an entirety
(i) shall be a corporation, limited liability company, partnership or trust organized and validly existing under the laws of the United States or any State thereof or the District of Columbia and (ii) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, all of the obligations of the Company under the Securities and this Indenture;

         (b) immediately after giving effect to such transaction, no Event of Default, and no event that, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

         (c) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer, sale or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article V and that all conditions precedent herein provided for relating to such transaction have been satisfied.

         For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise) of the properties and assets of one or more Subsidiaries (other than to the Company or another Subsidiary), which, if such assets were owned by the Company, would constitute all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

         The successor person formed by such consolidation or into which the Company is merged or the successor person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein; and thereafter, except in the case of a lease and obligations the Company may have under a supplemental indenture pursuant to Section 10.14, the Company shall be discharged from all obligations and covenants under this Indenture and the Securities. Subject to
Section 9.6, the Company, the Trustee and the successor person shall enter into a supplemental indenture to evidence the succession and substitution of such successor person and such discharge and release of the Company.

                                   ARTICLE VI

                              DEFAULTS AND REMEDIES

         Section 6.1 Events of Default. An "Event of Default" occurs if:

         (1) the Company defaults in the payment (whether or not such payment is prohibited by the subordination provisions set forth in Article XI of this Indenture) of the principal amount plus accrued and unpaid interest on any Security when the same becomes due and payable at its Stated Maturity, upon redemption, upon declaration, when due for purchase by the Company or otherwise;

         (2) the Company defaults in the payment (whether or not such payment is prohibited by the subordination provisions set forth in Article XI of this Indenture) of any interest (including contingent interest if then payable) or Liquidated Damages when due and payable, and continuance of such default for a period of 30 days;

         (3) the Company fails to deliver the shares of Common Stock upon an appropriate election by Holders to convert the Securities into shares of Common Stock, and continuance of such default for a period of 10 days;

         (4) the Company fails to comply in any material respect with any of its agreements or covenants in the Securities or this Indenture (other than those referred to in clause (1), (2) or (3) above) and such failure continues for 60 days after receipt by the Company of a Notice of Default;

         (5) the Company fails to provide timely notice of any Fundamental Change in accordance with Section 3.8(b);

         (6) a default under any credit agreement, mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any Material Subsidiary of the Company (or the payment of which is guaranteed by the Company or any of its Material Subsidiaries), whether such Indebtedness or guarantee exists on the date of this Indenture or is created thereafter, which default (i) is caused by a failure to pay when due any principal of such Indebtedness within the grace period provided for in such Indebtedness (which failure continues beyond any applicable grace period) (a "Payment Default") or (ii) results in the acceleration of such Indebtedness prior to its express maturity (without such acceleration being rescinded or annulled) and, in each case, the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness under which there is a Payment Default or the maturity of which has been so accelerated, aggregates $10,000,000 or more and such Payment Default is not cured or such acceleration is not annulled within 30 days after receipt by the Company of a Notice of Default; or

         (7) a final, non-appealable judgment or final, non-appealable judgments (other than any judgment as to which a reputable insurance company has accepted full liability) for the payment of money are entered by a court or courts of competent jurisdiction against the Company or any Material Subsidiaries of the Company and remain unstayed, unbonded or undischarged for a period (during which execution shall not be effectively stayed) of 60 days, provided that the aggregate amount of all such judgments exceeds $10,000,000; or

         (8) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company as bankrupt or insolvent, or approving as properly filed a petition by one or more persons other than the Company seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official for the Company or for any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

         (9) the commencement by the Company or any Material Subsidiary of the Company of a case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or any Material Subsidiary of the Company in a case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Material Subsidiary of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or by any Material Subsidiary of the Company in furtherance of any such action.

         A Default under clause (4) and (6) above is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding notify the Company and the Trustee, of the Default and the Company does not cure such Default (and such Default is not waived) within the time specified in clause (4) above after actual receipt of such notice. Any such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default".

         The Company shall deliver to the Trustee, within 30 days after it becomes aware of the occurrence thereof, written notice of any event which with the giving of notice or the lapse of time, or both, would mature into a Event of Default under clause (4), (5), (6), (7) or (8) above, its status and what action the Company is taking or proposes to take with respect thereto.

         Section 6.2 Acceleration. If an Event of Default (other than an Event of Default specified in Section 6.1(8) or (9)) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding by notice to the Company and the Trustee, may declare the principal amount plus accrued and unpaid interest, if any, on all the Securities to be immediately due and payable. Upon such a declaration, such accelerated amount shall be due and payable immediately. If an Event of Default specified in Section 6.1(8) or (9) occurs and is continuing, the principal amount plus accrued and unpaid interest, if any, on all the Securities shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholders. The Holders of a majority in aggregate principal amount of the Securities at the time outstanding, by notice to the Trustee (and without notice to any other Securityholder) may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of the principal amount plus accrued and unpaid interest, if any, that have become due solely as a result of acceleration and if all amounts due to the Trustee under
Section 7.7 have been paid. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

         Section 6.3 Other Remedies. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of the principal amount plus accrued and unpaid interest, if any, on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

         The Trustee may maintain a proceeding even if the Trustee does not possess any of the Securities or does not produce any of the Securities in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of, or acquiescence in, the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

         Section 6.4 Waiver of Past Defaults. The Holders of a majority in aggregate principal amount of the Securities at the time outstanding, by notice to the Trustee (and without notice to any other Securityholder), may waive an existing Default and its consequences except (a) an Event of Default described in Section 6.1(1), (2), or (3) or (b) a Default in respect of a provision that under Section 9.2 cannot be amended without the consent of each Securityholder affected. When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right. This
Section 6.4 shall be in lieu of Section 316(a)(1)(B) of the TIA and such Section 316(a)(1)(B) is hereby expressly excluded from this Indenture, as permitted by the TIA.

         Section 6.5 Control by Majority. The Holders of a majority in aggregate principal amount of the Securities at the time outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines in good faith is unduly prejudicial to the rights of other Securityholders or would involve the Trustee's personal liability unless the Trustee is offered indemnity satisfactory to it. This
Section 6.5 shall be in lieu of Section 316(a)(1)(A) of the TIA and such Section 316(a)(1)(A) is hereby expressly excluded from this Indenture, as permitted by the TIA.

         Section 6.6 Limitation on Suits. A Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

         (1) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

         (2) the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding make a written request to the Trustee to pursue the remedy;

         (3) such Holder or Holders offer to the Trustee security or indemnity reasonably satisfactory to the Trustee against any loss, liability or expense;

         (4) the Trustee does not comply with the request within 60 days after receipt of such notice, request and offer of security or indemnity; and

         (5) the Holders of a majority in aggregate principal amount of the Securities at the time outstanding do not give the Trustee a direction inconsistent with the request during such 60-day period.

         A Securityholder may not use this Indenture to prejudice the rights of any other Securityholder or to obtain a preference or priority over any other Securityholder.

         Section 6.7 Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of the principal amount of the Securities plus accrued and unpaid interest in respect of the Securities held by such Holder, on or after the respective due dates expressed in the Securities or any Redemption Date, and to convert the Securities in accordance with Article X, or to bring suit for the enforcement of any such payment on or after such respective dates or the right to convert, shall not be impaired or affected adversely without the consent of such Holder.

         Section 6.8 Collection Suit by Trustee. If an Event of Default described in Section 6.1(1) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount owing with respect to the Securities and the amounts provided for in Section 7.7.

         Section 6.9 Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal amount of the Securities plus accrued and unpaid interest in respect of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any such amount) shall be entitled and empowered, by intervention in such proceeding or otherwise,

         (a) to file and prove a claim for the whole amount of the principal amount of the Securities plus accrued and unpaid interest and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel or any other amounts due the Trustee under Section 7.7) and of the Holders allowed in such judicial proceeding, and

         (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.7.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         Section 6.10 Priorities. If the Trustee collects any money pursuant to this Article VI, it shall pay out the money in the following order:

                  FIRST: to the Trustee for amounts due under Section 7.7;

                  SECOND: to holders of Senior Indebtedness to the extent required by Article XI;

                  THIRD: to Securityholders for amounts due and unpaid on the Securities for the principal amount of the Securities plus accrued and unpaid interest, ratably, without preference or priority of any kind, according to such amounts due and payable on the Securities; and

                  FOURTH: the balance, if any, to the Company.

         The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 6.10. At least 15 days before such record date, the Trustee shall mail to each Securityholder and the Company a notice that states the record date, the payment date and the amount to be paid.

         Section 6.11 Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant (other than the Trustee) in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section
6.7 or a suit by Holders of more than 10% in aggregate principal amount of the Securities at the time outstanding. This Section 6.11 shall be in lieu of
Section 315(e) of the TIA and such Section 315(e) is hereby expressly excluded from this Indenture, as permitted by the TIA.

         Section 6.12 Waiver of Stay, Extension or Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company from paying all or any portion of the principal amount of the Securities plus accrued and unpaid interest or any interest on such amounts, as contemplated herein, or which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE VII

                                     TRUSTEE

         Section 7.1 Duties of Trustee. (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b)      Except during the continuance of an Event of Default:

         (1) the Trustee need perform only those duties that are specifically set forth in this Indenture and no duties shall be inferred or implied; and

         (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture, but in case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture, but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein. This Section 7.1(b) shall be in lieu of Section 315(a) of the TIA and such Section 315(a) is hereby expressly excluded from this Indenture, as permitted by the TIA.

         (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

         (1) this paragraph (c) does not limit the effect of paragraph (b) of this Section 7.1;

         (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

         (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5.

Subparagraphs (c)(1), (2) and (3) shall be in lieu of Sections 315(d)(1), 315(d)(2) and 315(d)(3) of the TIA and such Sections 315(d)(1), 315(d)(2) and 315(d)(3) are hereby expressly excluded from this Indenture, as permitted by the TIA.

         (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (e) of this Section 7.1.

         (e) The Trustee may refuse to perform any duty or exercise any right or power or extend or risk its own funds or otherwise incur any financial liability unless it receives indemnity satisfactory to it against any loss, liability or expense.

         (f) Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee (acting in any capacity hereunder) shall be under no liability for interest on any money received by it hereunder unless otherwise agreed in writing with the Company.

         Section 7.2 Rights of Trustee. Subject to its duties and responsibilities under the TIA (as modified by Section 7.1),

         (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate;

         (c) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

         (d) The Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith which it believes to be authorized or within its rights or powers conferred under this Indenture;

         (e) The Trustee may consult with counsel selected by it and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

         (f) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

         (g) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a board resolution;

         (h) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its reasonable discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company during business hours and without material interruption to operations of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

         (i) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture;

         (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other person employed to act hereunder; and

         (k) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

         Section 7.3 Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar, Conversion Agent or co-registrar may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

         Section 7.4 Trustee's Disclaimer. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use or application of the proceeds from the Securities, it shall not be responsible for any statement in the registration statement for the Securities under the Securities Act or in any offering document for the Securities, the Indenture or the Securities (other than its certificate of authentication), or the determination as to which beneficial owners are entitled to receive any notices hereunder.

         Section 7.5 Notice of Defaults. If a Default occurs and if it is known to the Trustee, the Trustee shall give to each Holder notice of the Default within 60 days after it occurs or, if later, within 15 days after it is known to the Trustee, unless such Default shall have been cured or waived before the giving of such notice. Notwithstanding the preceding sentence, except in the case of a Default described in Section 6.1(1) or (2), the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Securityholders. The second sentence of this Section 7.5 shall be in lieu of the proviso to Section 315(b) of the TIA and such proviso is hereby expressly excluded from this Indenture, as permitted by the TIA. The Trustee shall not be deemed to have knowledge of a Default unless a Responsible Officer of the Trustee has received written notice of such Default.

         Section 7.6 Reports by Trustee to Holders. Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall mail to each Securityholder a brief report dated as of such May 15 that complies with TIA Section 313(a), if required by such Section 313(a). The Trustee also shall comply with TIA Section 313(b).

         A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each securities exchange, if any, on which the Securities are listed. The Company agrees to notify the Trustee promptly whenever the Securities become listed on any securities exchange and of any delisting thereof.

         Section 7.7       Compensation and Indemnity. The Company agrees:

         (a) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited (to the extent permitted by law) by any provision of law in regard to the compensation of a trustee of an express trust);

         (b) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses, advances and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be caused by its negligence or bad faith; and

         (c) to indemnify the Trustee or any predecessor Trustee and their agents for, and to hold them harmless against, any loss, damage, claim, liability, cost or expense (including attorney's fees and expenses, and taxes (other than taxes based upon, measured by or determined by the income of the Trustee)) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim (whether asserted by the Company or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         To secure the Company's payment obligations in this Section 7.7, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay the principal amount, plus accrued and unpaid interest on particular Securities.

         The Company's payment obligations pursuant to this Section 7.7 shall survive the discharge of this Indenture and the resignation or removal of the Trustee. When the Trustee incurs expenses after the occurrence of a Default specified in Section 6.1(5) or (6), the expenses including the reasonable charges and expenses of its counsel, are intended to constitute expenses of administration under any Bankruptcy Law.

         Section 7.8 Replacement of Trustee. The Trustee may resign by so notifying the Company; provided, however, no such resignation shall be effective until a successor Trustee has accepted its appointment pursuant to this Section 7.8. The Holders of a majority in aggregate principal amount of the Securities at the time outstanding may remove the Trustee by so notifying the Trustee and the Company. The Company shall remove the Trustee if:

         (1)      the Trustee fails to comply with Section 7.10;

         (2)      the Trustee is adjudged bankrupt or insolvent;

         (3) a receiver or public officer takes charge of the Trustee or its property; or

         (4)      the Trustee otherwise becomes incapable of acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint, by resolution of its Board of Directors, a successor Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company satisfactory in form and substance to the retiring Trustee and the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in
Section 7.7.

         If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in aggregate principal amount of the Securities at the time outstanding may petition any court of competent jurisdiction at the expense of the Company for the appointment of a successor Trustee.

         If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         Section 7.9 Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

         Section 7.10 Eligibility; Disqualification. The Trustee shall at all times satisfy the requirements of TIA Sections 310(a)(1) and 310(b). The Trustee (or its parent holding company) shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. Nothing herein contained shall prevent the Trustee from filing with the Commission the application referred to in the penultimate paragraph of TIA Section 310(b).

         Section 7.11 Preferential Collection of Claims Against Company. The Trustee shall comply with TIA Section 311(a) excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                 ARTICLE VIII

                             DISCHARGE OF INDENTURE

         Section 8.1 Discharge of Liability on Securities. When (i) the Company delivers to the Trustee all outstanding Securities (other than Securities replaced or repaid pursuant to Section 2.7) for cancellation or (ii) all outstanding Securities have become due and payable and the Company deposits with the Trustee cash (and/or, as permitted by this Indenture, shares of Common Stock) sufficient to pay all amounts due and owing on all outstanding Securities (other than Securities replaced pursuant to Section 2.7), and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Section 7.7, cease to be of further effect. The Trustee shall join in the execution of a document prepared by the

Company acknowledging satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate and Opinion of Counsel and at the cost and expense of the Company.

         Section 8.2 Repayment to the Company. The Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years, subject to applicable unclaimed property law. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person and the Trustee and the Paying Agent shall have no further liability to the Securityholders with respect to such money or securities for that period commencing after the return thereof.

                                   ARTICLE IX

                                   AMENDMENTS

         Section 9.1 Without Consent of Holders. The Company and the Trustee may amend this Indenture or the Securities without the consent of any
Securityholder:

         (1) to cure any ambiguity, omission, defect or inconsistency provided that such modification or amendment does not materially and adversely affect the interests of the holders of the Securities;

         (2) to make any changes that the Company and the Trustee may deem necessary or desirable, provided such amendment or modification does not materially and adversely affect the interests of the holders of the Securities;

         (3)      to comply with Article V or Section 10.14;

         (4) to secure the Company's obligations or add any guarantee under the Securities and this Indenture;

         (5)      to add Events of Default with respect to the Securities;

         (6) to add to the Company's covenants for the benefit of the Securityholders or to surrender any right or power conferred upon the Company;

         (7) to make any change necessary for the registration of the Securities under the Securities Act or to comply with the TIA, or any amendment thereto, or to comply with any requirement of the SEC in connection with the qualification of the Indenture under the TIA, provided that such modification or amendment does not materially and adversely affect the interests of the holders of the Securities; or

         (8) to provide for uncertificated Securities in addition to or in place of certificated Securities or to provide for bearer Securities.

         Section 9.2 With Consent of Holders. With the written consent of the Holders of at least a majority in aggregate principal amount of the Securities at the time outstanding, the Company and the Trustee may amend this Indenture or the Securities. However, without the consent of each Securityholder affected, an amendment to this Indenture or the Securities may not:

         (1) reduce the interest rate or the rate of accrual of contingent interest referred to in paragraph 1 of the Securities or change the time for payment of interest thereon;

         (2) reduce the principal amount of or extend the Stated Maturity of any Security;

         (3) reduce the calculation of the value of the Securities to which reference is made in determining whether a Contingent Interest will be made on the Securities, or change the method by which this value is calculated;

         (4) reduce the Redemption Price, Purchase Price or Fundamental Change Purchase Price of any Security or change the time at which the Securities may or must be redeemed or repurchased;

         (5) make any payments on the Securities payable in currency other than as stated in the Security;

         (6) make any change in the percentage of the principal amount of Securities necessary to waive compliance with the provisions of Section 6.4,
Section 6.7 or this Section 9.2, except to increase any percentage set forth therein;

         (7) make any change that adversely affects the right to convert any Security in accordance with the terms thereof and this Indenture;

         (8) make any change that adversely affects the right to require the Company to purchase the Securities in accordance with the terms thereof and this Indenture;

         (9) impair a Holder's right to institute suit for the enforcement of any payment on the Securities;

         (10) waive a continuing Default or Event of Default regarding any payment on the Securities; or

         (11) make any change that adversely effects the Holders' rights under Section 3.7, Section 3.8 or Article X.

         It shall not be necessary for the consent of the Holders under this
Section 9.2 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

         After an amendment under this Section 9.2 becomes effective, the Company shall mail to each Holder a notice briefly describing the amendment.

         Section 9.3 Compliance with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall comply with the TIA.

         Section 9.4 Revocation and Effect of Consents, Waivers and Actions. Until an amendment, waiver or other action by Holders becomes effective, a consent thereto by a Holder of a Security hereunder is a continuing consent by the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same obligation as the consenting Holder's Security, even if notation of the consent, waiver or action is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent, waiver or action as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment, waiver or action becomes effective. After an amendment, waiver or action becomes effective, it shall bind every Securityholder.

         Section 9.5 Notation on or Exchange of Securities. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for outstanding Securities.

         Section 9.6 Trustee to Sign Supplemental Indentures. The Trustee shall sign any supplemental indenture authorized pursuant to this
Article IX if the amendment contained therein does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign such supplemental indenture. In signing such supplemental indenture the Trustee shall receive, and (subject to the provisions of Section 7.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.

         Section 9.7 Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                                   ARTICLE X

                                  CONVERSIONS

         Section 10.1 Conversion Privilege. A Holder of a Security may convert such Security into shares of Common Stock at any time during the period stated in Section 8 of the Securities. The number of shares of Common Stock issuable upon conversion of a Security per $1,000 of principal amount thereof (the "Conversion Rate") shall be that set forth in Section 8 of the Securities, subject to adjustment as herein set forth. The Company shall publish the information on the Company's web site or through such other public medium as the Company may use at that time and notify the Trustee (which shall in turn notify the Holders promptly upon receipt of such notification from the Company) of the date on which the Securities first become convertible and the date on which the Securities first cease to be convertible (and, if the Securities cease to be convertible at any time or from time to time, of the first date thereafter on which the Securities again become convertible or cease to be convertible), which notification shall set forth the calculations on which such determination was made.

         A Holder may convert a portion of the principal amount of a Security if the portion converted is in a $1,000 principal amount or an integral multiple of $1,000. Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of a portion of a Security.

         In the event that the Ex-Dividend Time (as defined below) (or in the case of a subdivision, combination or reclassification, the effective date with respect thereto) with respect to a dividend, subdivision, combination or reclassification to which Section 10.6(1), (2), (3) or (4) applies occurs during the period applicable for calculating "Average Sale Price" pursuant to the definition in Section 10.7 below, "Average Sale Price" shall be calculated for such period in a manner determined by the Board of Directors to reflect the impact of such dividend, subdivision, combination or reclassification on the Last Reported Sale Price of the shares of Common Stock during such period.

         "Time of Determination" means the time and date of the earlier of (i) the determination of stockholders entitled to receive rights, warrants or options or a distribution, in each case, to which Section 10.7 or 10.8 applies and (ii) the time ("Ex-Dividend Time") immediately prior to the commencement of "ex-dividend" trading for such rights, warrants or options or distribution on The Nasdaq National Market or such other U.S. national or regional exchange or market on which the shares of Common Stock are then listed or quoted.

         Section 10.2 Conversion Procedure. To convert a Security a Holder must satisfy the requirements in Section 8 of the Securities. The first Business Day on which the Holder satisfies all those requirements and submits such Holder's Securities for conversion is the conversion date (the "Conversion Date").

         As soon as practicable after the Conversion Date, the Company shall deliver to the Holder, through the Conversion Agent, a certificate for the number of full shares of Common Stock issuable upon the conversion or exchange and cash in lieu of any fractional share determined pursuant to Section 10.3. The person in whose name the certificate is registered shall be treated as a shareholder of record as of the close of business on the Conversion Date. Upon conversion of a Security in its entirety, such person shall no longer be a Holder of such Security.

         No payment or adjustment will be made for dividends on, or other distributions with respect to, any shares of Common Stock except as provided in this Article X. On conversion of a Security, except as provided below with respect to interest payable on Securities or portions thereof converted after a Regular Record Date, (x) that portion of accrued and unpaid interest on the converted Securities attributable to the period from the most recent Interest Payment Date through the Conversion Date and (y) that portion of accrued and unpaid contingent interest, if any, shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the Holder thereof through delivery of the shares of Common Stock (together with the cash payment, if any, in lieu of fractional shares) for the Security being converted pursuant to the provisions hereof. The Company will not adjust the conversion rate to account for accrued interest, if any. If the Holder converts more than one Security at the same time, the number of shares of Common Stock issuable upon the conversion shall be based on the total principal amount of the Securities converted.

         The Securities or portions thereof surrendered for conversion during the period from the close of business on any Regular Record Date to the opening of business on the date on which such interest is payable shall (unless such Securities or portions thereof have been called for redemption on a Redemption Date within such period) be accompanied by payment to the Company or its order, in New York Clearing House funds or other funds acceptable to the Company, of an amount equal to the interest payable on such interest payment date on the principal amount of the Securities or portions thereof being surrendered for conversion.

         If the last day on which a Security may be converted is a Legal Holiday, the Security may be surrendered on the next succeeding day that is not a Legal Holiday.

         Upon surrender of a Security that is converted in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder, a new Security in an authorized denomination equal in principal amount to the unconverted portion of the Security surrendered.

         Section 10.3 Fractional Shares. The Company will not issue fractional shares of Common Stock upon conversion of a Security. Instead, the Company will pay cash based on the current Market Price for all fractional shares. The current market value of a fractional share shall be determined, to the nearest 1/1,000th of a share, by multiplying the Last Reported Sale Price on the last trading day immediately prior to the Conversion Date, of a full share by the fractional amount and rounding the product to the nearest whole cent. It is understood that if a Holder elects to have more than one Security converted, the number of shares of Common Stock shall be based on the aggregate principal amount of Securities to be converted.

         Section 10.4 Taxes on Conversion. If a Holder submits a Security for conversion, the Company shall pay all stamp and all other duties, if any, which may be imposed by the United States or any political subdivision thereof or taxing authority thereof or therein with respect to the issuance of shares of Common Stock upon the conversion. However, the Holder shall pay any such tax which is due because the Holder requests the shares to be issued in a name other than the Holder's name. The Conversion Agent may refuse to deliver the certificates representing the shares of Common Stock being issued in a name other than the Holder's name until the Conversion Agent receives a sum sufficient to pay any tax which will be due because the shares are to be issued in a name other than the Holder's name. Nothing herein shall preclude any tax withholding required by law or regulations.

         Section 10.5 Company to Provide Stock. The Company shall, prior to issuance of any Securities under this Article X, and from time to time as may be necessary, reserve out of its authorized but unissued shares of Common Stock a sufficient number of shares of Common Stock to permit the conversion of the Securities.

         All shares of Common Stock delivered upon conversion of the Securities shall be newly issued shares or treasury shares, shall be duly and validly issued and fully paid and nonassessable, and shall be free from preemptive rights and free of any lien or adverse claim.

The Company will endeavor promptly to comply with all federal and state securities laws regulating the offer and delivery of shares of Common Stock upon conversion of Securities, if any, and will list or cause to have quoted such shares of Common Stock on each national securities exchange or in the over-the-counter market or such other market on which the shares of Common Stock are then listed or quoted.

         Section 10.6 Adjustment for Change in Capital Stock. If, after the Issue Date of the Securities, the Company:

         (1) pays a dividend or makes another distribution to all holders of its Common Stock payable exclusively in shares of its Common Stock;

         (2) subdivides the outstanding shares of its Common Stock into a greater number of shares of Common Stock;

         (3) combines the outstanding shares of its Common Stock into a smaller number of shares of Common Stock; or

         (4) issues by reclassification of its Common Stock any shares of Capital Stock,

then the conversion privilege and the Conversion Rate in effect immediately prior to such action shall be adjusted so that the Holder of a Security thereafter converted may receive the number of shares of Capital Stock of the Company which such Holder would have owned immediately following such action if such Holder had converted the Security immediately prior to the record date for such action.

         The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

         If after an adjustment a Holder of a Security upon conversion of such Security may receive shares of two or more classes of Capital Stock of the Company, the Conversion Rate shall thereafter be subject to adjustment upon the occurrence of an action taken with respect to any such class of Capital Stock as is contemplated by this Article X with respect to the shares of Common Stock, on terms comparable to those applicable to shares of Common Stock in this Article X.

         Section 10.7      Adjustment for Rights Issue. Except as provided in
Section 10.11, if after the Issue Date of the Securities, the Company distributes any rights or warrants to all or substantially all holders of shares of its Common Stock entitling them to purchase shares of Common Stock at a price per share less than the Average Sale Price as of the Time of Determination, unless the Holders of Securities may participate in the distribution without conversion on a basis and with the notice that the Company's Board of Directors determines to be fair and appropriate, the Conversion Rate shall be adjusted in accordance with the formula:

                  R'   =   R  x     (O + N)
                                ---------------
                                (O + (N x P)/M)

         where:

                  R'     =    the adjusted Conversion Rate.

                  R      =    the current Conversion Rate.

                  O      =    the number of shares of Common Stock outstanding
                              on the record date for the distribution to which this Section 10.7 is being applied.

                  N      =    the number of additional shares of Common Stock
                              offered pursuant to the distribution.

                  P      =    the offering price per share of the additional
                              shares.

                  M      =    the Average Sale Price, minus, in the case of
                              (i) a distribution to which Section 10.6(4) applies or (ii) a distribution to which Section
                              10.8 applies, for which, in each case, (x) the record date shall occur on or before the record date for the distribution to which this Section
                              10.7 applies and (y) the Ex-Dividend Time shall occur on or after the date of the Time of Determination for the distribution to which this
                              Section 10.7 applies, the fair market value (on the record date for the distribution to which this Section 10.7 applies) of the:

         (1) Capital Stock of the Company distributed in respect of each share of Common Stock in such Section 10.6(4) distribution; and

         (2) the Company's debt, securities or assets or certain rights, warrants or options to purchase securities of the Company distributed in respect of each share of Common Stock in such Section 10.8 distribution.

         The Board of Directors of the Company shall determine fair market values for the purposes of this Section 10.7, except as Section 10.8 otherwise provides in the case of a Spin-off.

         "Average Sale Price" means the average of the Last Reported Sales Prices of the shares of Common Stock for the shorter of:

                  (i) 30 consecutive trading days ending on the last full trading day prior to the Time of Determination with respect to the rights, warrants or options or distribution in respect of which the Average Sale Price is being calculated;

                  (ii) the period (x) commencing on the date next succeeding the first public announcement of (a) the issuance of rights, warrants or options or (b) the distribution, in each case, in respect of which the Average Sale Price is being calculated and (y) proceeding through the last full trading day prior to the Time of Determination with respect to the rights, warrants or options or distribution in respect of which the Average Sale Price is being calculated (excluding days within such period, if any, which are not trading days); or

                  (iii) the period, if any, (x) commencing on the date next succeeding the Ex-Dividend Time with respect to the next preceding (a) issuance of rights, warrants or options or (b) distribution, in each case, for which an adjustment is required by the provisions of Section 10.7, 10.8 or 10.9 and (y) proceeding through the last full trading day prior to the Time of Determination with respect to the rights, warrants or options or distribution in respect of which the Average Sale Price is being calculated (excluding days within such period, if any, which are not trading days).

         In the event that the Ex-Dividend Time (or in the case of a subdivision, combination or reclassification, the effective date with respect thereto) with respect to a dividend, subdivision, or combination or reclassification to which Section 10.6(1), (2), (3) or (4) applies occurs during the period applicable for calculating "Average Sale Price" pursuant to the definition in the preceding sentence, "Average Sale Price" shall be calculated for such period in a manner determined by the Board of Directors of the Company to reflect the impact of such dividend, subdivision, combination or reclassification on the Sales Price of the shares of Common Stock during such period.

         The adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive the rights, warrants or options to which this Section 10.7 applies. If all of the shares of Common Stock subject to such rights, warrants or options have not been issued when such rights, warrants or options expire, then the Conversion Rate shall promptly be readjusted to the Conversion Rate which would then be in effect had the adjustment upon the issuance of such rights, warrants or options been made on the basis of the actual number of shares of Common Stock issued upon the exercise of such rights, warrants or options.

         No adjustment shall be made under this Section 10.7 if the application of the formula stated above in this Section 10.7 would result in a value of R' that is equal to or less than the value of R.

         Section 10.8 Adjustment for Other Distributions. Except as provided in Section 10.11, if, after the Issue Date of the Securities, the Company distributes to all holders of its shares of Common Stock any of its debt, securities or assets or any rights, warrants or options to purchase securities of the Company (including securities or cash, but excluding (x) distributions of Capital Stock referred to in Section 10.6 and distributions of rights, warrants or options referred to in Section 10.7 and (y) cash dividends or other cash distributions that do not exceed the per share amount of the immediately preceding regular cash dividend on the Common Stock as adjusted to reflect any of the events described in Section 10.6 or 10.7 and other cash dividends or distributions unless such other cash dividends or cash distributions are Extraordinary Cash Dividends) and unless the Holders of Securities may participate in the distribution without conversion, the Conversion Rate shall be adjusted, subject to the provisions of the last paragraph of this Section 10.8, in accordance with the formula:

                               R'  =   R x M
                                      -------
                                      (M - F)

         where:

                  R'     =    the adjusted Conversion Rate.

                  R      =    the current Conversion Rate.

                  M      =    the Average Sale Price.

                  F      =    the fair market value (on the record date for
                              the distribution to which this Section 10.8 applies) of the assets, securities, rights, warrants or options to be distributed in respect of each share of Common Stock in the distribution to which this Section 10.8 is being applied
                              (including, in the case of cash dividends or other cash distributions giving rise to an adjustment, all such cash distributed concurrently).

         In the event the Company distributes shares of Capital Stock of a Subsidiary, the Conversion Rate will be adjusted, if at all, based on the market value of the Subsidiary stock so distributed relative to the market value of the Common Stock, as discussed below. The Board of Directors of the Company shall determine fair market values for the purposes of this Section 10.8, except that in respect of a dividend or other distribution of shares of Capital Stock of any class or series, or similar equity interests, of or relating to a Subsidiary or other business unit of the Company (a "Spin-off"), the fair market value of the securities to be distributed shall equal the average of the daily Last Reported Sales Prices of those securities for the 20 consecutive trading days commencing on and including the 21st day of trading of those securities after the effectiveness of the Spin-off and the Average Sales Prices shall mean the average of the Last Reported Sales Prices for the Company's Common Stock for the same 20 trading days. In the event, however, that an underwritten initial public offering of the securities in the Spin-off occurs simultaneously with the Spin-off, fair market value of the securities distributed in the Spin-off shall mean the initial public offering price of such securities and the Average Sale Price, for purposes of this sentence, shall mean the Last Reported Sales Price for the Company's Common Stock on the same trading day.

         The adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive the distribution to which this Section 10.8 applies, except that an adjustment related to a Spin-off shall become effective at the earlier to occur of (i) 10 trading days after the effective date of the Spin-off and (ii) the initial public offering of the securities distributed in the Spin-off.

         For purposes of this Section 10.8, the term "Extraordinary Cash Dividend" shall mean all all-cash distributions to all or substantially all holders of the Company's Common Stock made within the 365 days preceding the Time of Determination (or the period from the Issue Date to the Time of Determination if such period is shorter than 365 days) not triggering a Conversion Rate adjustment (other than payments made to redeem rights issued under any present or future rights agreement of the Company and cash dividends or other cash distributions that do not exceed the per share amount of the immediately preceding regular cash dividend on the Common Stock), to the extent such aggregate amount exceeds an amount equal to 15% of the Sale Price of the Company's Common Stock on the Business Day immediately preceding the day on which the Company declares the distribution times the number of shares of Common Stock outstanding on such day.

         If, upon the date prior to the Ex-Dividend Time with respect to a cash dividend on the shares of Common Stock, the aggregate amount of such cash dividend together with the amounts of all cash dividends and distributions referred to in the definition of Extraordinary Cash Dividend gives rise to an adjustment of the Conversion Rate, then such cash dividend together with all such other cash dividends and distributions shall, for purposes of applying the formula set forth above in this Section 10.8, cause the value of "F" to equal
(y) the aggregate amount of such cash dividend and other cash dividends and distributions, minus (z) the aggregate amount of all cash dividends or other cash distributions during the preceding 365 days for which an adjustment in the Conversion Rate was previously made.

         In the event that, with respect to any distribution to which this
Section 10.8 would otherwise apply, the difference "M-F" as defined in the above formula is less than $1.00 or "F" is equal to or greater than "M", then the adjustment provided by this Section 10.8 shall not be made and in lieu thereof the provisions of Section 10.15 shall apply to such distribution.

         Section 10.9 Adjustment for Self Tender Offer. If, after the Issue Date of the Securities, the Company or any Subsidiary of the Company pays holders of the Company's Common Stock in respect of a tender or exchange offer, other than an odd-lot offer by the Company or any of its Subsidiaries, for the Company's Common Stock (excluding stock options) consideration per share of Common Stock having a fair market value, as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive, in excess of 110% of the Market Price of the Common Stock as of the first Business Day (the "Measurement Date") next succeeding the last Business Day tenders or exchanges may be made pursuant to the offer (the "Expiration Time"), the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the effectiveness of the Conversion Rate adjustment contemplated by this
Section 10.9 by a fraction, the numerator of which shall be the sum of (x) the fair market value of the aggregate consideration payable to stockholders based on the acceptance of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time up to the maximum specified in the tender or exchange offer (the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Last Reported Sale Price of a share of Common Stock on the Measurement Date, and the denominator of which shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time (including the Purchased Shares) multiplied by the Last Reported Sale Price of one share of Common Stock on the Measurement Date. Such reduction shall become effective immediately prior to the opening of business on the day following the Measurement Date.

         Section 10.10 When Adjustment May Be Deferred. No adjustment in the Conversion Rate need be made unless the adjustment would require an increase or decrease of at least 1% in the Conversion Rate. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

         All calculations under this Article X shall be made to the nearest cent or to the nearest 1/1,000th of a share, as the case may be.

         Section 10.11 When No Adjustment Required. No adjustment to the Conversion Rate need be made as a result of:

         (1) upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in shares of Common Stock under any plan;

         (2) upon the issuance of any shares of Common Stock or options or rights to purchase those shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Company or any of its Subsidiaries; or

         (3) upon the issuance of any shares of Common Stock pursuant to any option, warrant, right, or exercisable, exchangeable or convertible security outstanding as of the date the Securities were first issued.

         To the extent the Securities become convertible pursuant to this
Article X in whole or in part into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

         Section 10.12 Notice of Adjustment. Whenever the Conversion Rate is adjusted, the Company shall promptly mail to Holders a notice of the adjustment. The Company shall file with the Trustee and the Conversion Agent such notice briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence that the adjustment is correct. Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such certificate except to exhibit the same to any Holder desiring inspection thereof.

         Section 10.13 Voluntary Increase. The Company from time to time may increase the Conversion Rate by any amount at any time for at least 20 days, so long as the increase is irrevocable during such period. Whenever the Conversion Rate is increased, the Company shall mail to Securityholders and file with the Trustee and the Conversion Agent a notice of the increase. The Company shall mail the notice at least 15 days before the date the increased Conversion Rate takes effect. The notice shall state the increased Conversion Rate and the period it will be in effect. A voluntary increase of the Conversion Rate does not change or adjust the Conversion Rate otherwise in effect for purposes of Section 10.6, 10.7 or 10.8.

         Section 10.14     Notice of Certain Transactions. If:

         (1) the Company takes any action that would require an adjustment in the Conversion Rate pursuant to Section 10.6, 10.7, 10.8 or 10.9 (unless no adjustment is to occur pursuant to Section 10.11); or

         (2) the Company takes any action that would require a supplemental indenture pursuant to Section 10.16; or

         (3)      there is a liquidation or dissolution of the Company;

then the Company shall mail to Holders and file with the Trustee and the Conversion Agent a notice stating the proposed record date for a dividend, distribution or subdivision or the proposed effective date of a combination, reclassification, consolidation, merger, binding share exchange, transfer, liquidation or dissolution. The Company shall file and mail the notice at least 15 days before such date. Failure to file or mail the notice or any defect in it shall not affect the validity of the transaction.

         Section 10.15     Reorganization of Company; Special Distributions.
If the Company is a party to a transaction subject to Section 5.1 (other than a sale of all or substantially all of the assets of the Company in a transaction in which the holders of shares of Common Stock immediately prior to such transaction do not receive securities, cash or other assets of the Company or any other person) or a merger or binding share exchange which reclassifies or changes its outstanding shares of Common Stock, the person obligated to deliver securities, cash or other assets upon conversion of Securities shall enter into a supplemental indenture. If the issuer of securities deliverable upon conversion of Securities is an Affiliate of the successor Company, that issuer shall join in the supplemental indenture.

         The supplemental indenture shall provide that the Holder of a Security may convert it into the kind and amount of securities, cash or other assets which such Holder would have received immediately after the consolidation, merger, binding share exchange or transfer if such Holder had converted the Security immediately before the effective date of the transaction, assuming (to the extent applicable) that such Holder (i) was not a constituent person or an Affiliate of a constituent person to such transaction; (ii) made no election with respect thereto; and (iii) was treated alike with the plurality of non-electing Holders. The supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Article X. The successor Company shall mail to Securityholders a notice briefly describing the supplemental indenture.

         If this Section applies, neither Section 10.6 nor 10.7 applies.

         If the Company makes a distribution to all holders of its shares of Common Stock of any of its assets, or debt securities or any rights, warrants or options to purchase securities of the Company that, but for the provisions of the last paragraph of Section 10.8, would otherwise result in an adjustment in the Conversion Rate pursuant to the provisions of Section 10.8, then, from and after the record date for determining the holders of shares of Common Stock entitled to receive the distribution, a Holder of a Security that converts such Security in accordance with the provisions of this Indenture shall upon such conversion be entitled to receive, in addition to the shares of Common Stock into which the Security is convertible, the kind and amount of securities, cash or other assets comprising the distribution that such Holder would have received if such Holder had converted the Security immediately prior to the record date for determining the holders of shares of Common Stock entitled to receive the distribution.

         Section 10.16 Company Determination Final. Any determination that the Company or the Board of Directors must make pursuant to Section 10.3, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11, 10.15 or 10.17 is conclusive, absent manifest error.

         Section 10.17 Trustee's Adjustment Disclaimer. The Trustee has no duty to determine when an adjustment under this Article X should be made, how it should be made or what it should be. The Trustee has no duty to determine whether a supplemental indenture under Section 10.15 need be entered into or whether any provisions of any supplemental indenture are correct. The Trustee shall not be accountable for and makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities. The Trustee shall not be responsible for the Company's failure to comply with this
Article X. Each Conversion Agent shall have the same protection under this
Section 10.17 as the Trustee. All calculations required under Article X shall be performed by the Company, with notice thereof to the Trustee.

         Section 10.18     Simultaneous Adjustments. In the event that this
Article X requires adjustments to the Conversion Rate under more than one of Sections 10.6(4), 10.7 or 10.8, and the record dates for the distributions giving rise to such adjustments shall occur on the same date, then such adjustments shall be made by applying, first, the provisions of Section 10.6, second, the provisions of Section 10.8 and, third, the provisions of Section 10.7.

         Section 10.19 Successive Adjustments. After an adjustment to the Conversion Rate under this Article X, any subsequent event requiring an adjustment under this Article X shall cause an adjustment to the Conversion Rate as so adjusted.

         Section 10.20     Restriction on Common Stock Issuable Upon
Conversion.

         (1) Shares of Common Stock to be issued upon conversion of the Securities prior to the effectiveness of a Shelf Registration Statement shall be physically delivered in certificated form to the holders converting such Securities, and the certificate representing such shares of Common Stock shall bear the Restricted Common Stock Legend unless removed in accordance with
Section 10.20(3).

         (2) If (i) shares of Common Stock to be issued upon conversion of a Security prior to the effectiveness of a Shelf Registration Statement are to be registered in a name other than that of the holder of such Security or (ii) shares of Common Stock represented by a certificate bearing the Restricted Common Stock Legend are transferred subsequently by such holder, then, unless the Shelf Registration Statement has become effective and such shares are being transferred pursuant to the Shelf Registration Statement, the holder must deliver to the transfer agent for the Common Stock a certificate in substantially the form of Exhibit D as to compliance with the restrictions on transfer applicable to such shares of Common Stock, and neither the transfer agent nor the registrar for the Common Stock shall be required to register any transfer of such Common Stock not so accompanied by a properly completed certificate.

         (3) Except for transfers in connection with a Shelf Registration Statement, if certificates representing shares of Common Stock are issued upon the registration of transfer, exchange or replacement of any other certificate representing shares of Common Stock bearing the Restricted Common Stock Legend, or if a request is made to remove such Restricted Common Stock Legend from certificates representing shares of Common Stock, the certificates so issued shall bear the Restricted Common Stock Legend, or the Restricted Common Stock Legend shall not be removed, as the case may be, unless there is delivered to the Company such satisfactory evidence, which, in the case of a transfer made pursuant to Rule 144 under the Securities Act, may include an opinion of counsel as may be reasonably required by the Company, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144 or Regulation S under the Securities Act or that such shares of Common Stock are securities that are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon provision to the Company of such reasonably satisfactory evidence, the Company shall cause the transfer agent for the Common Stock to countersign and deliver certificates representing shares of Common Stock that do not bear the legend.

                                   ARTICLE XI

                                 SUBORDINATION

         Section 11.1 Terms and Conditions of Subordination. The Company, for itself and its successors, and each Holder, by its acceptance of Securities, agree that the payment of the principal of or interest on or any other amounts due on the Securities is subordinated in right of payment, to the extent and in the manner stated in this Article XI, to the prior payment in full of all existing and future Senior Indebtedness of the Company. The Debentures shall rank pari passu with, and shall not be senior in right of payment to such other Indebtedness of the Company whether outstanding on the date of this Indenture or hereafter created, incurred, issued or guaranteed by the Company, where the instrument creating or evidencing such Indebtedness expressly provides that such Indebtedness ranks pari passu with the Debentures.

         The Debentures shall be subordinate in right of payment to all existing and future Senior Indebtedness of the Company. The payment of the principal of, interest on or any other amounts due on the Debentures is subordinated in right of payment to the prior payment in full of all existing and future Senior Indebtedness. No payment on account of principal of, redemption of, interest on or any other amounts due on the Debentures, including, without limitation, any payment of the Fundamental Change Purchase Price, and no redemption, purchase or other acquisition of the Debentures may be made, including a purchase on a Purchase Date pursuant to Article III hereof, except payments comprised solely of Permitted Junior Securities, if:

         (a) a default in the payment of Designated Senior Indebtedness occurs and is continuing beyond any applicable period of grace (for purposes of this Article XI, "Payment Default"); or

         (b) a default other than a Payment Default on any Designated Senior Indebtedness occurs and is continuing that permits the holders of Designated Senior Indebtedness to accelerate its maturity, and the trustee receives a notice of such default (a "Payment Blockage Notice") from the Company or from any holder of Designated Senior Indebtedness or such holder's representative (a "Non-Payment Default"), but only for the period (the "Payment Blockage Period") commencing on the date of receipt of the Payment Blockage Notice and ending (unless earlier terminated by notice given to the Trustee by the holders of such Designated Senior Indebtedness) (a) in the case of a Payment Default, upon the date on which such Payment Default is cured or waived or ceases to exist, and (b) in the case of a Non-Payment Default, the earliest of the date on which such Non-Payment Default is cured or waived or ceases to exist or 180 days from the date notice is received, if the maturity of the Designated Senior Indebtedness has not been accelerated. Upon termination of the Payment Blockage Period, payments on account of principal of or interest on the Securities (other than, subject to Section 11.2 hereof, amounts due and payable by reason of the acceleration of the maturity of the Securities) and redemptions, purchases or other acquisitions shall be made by or on behalf of the Company.

         Notwithstanding the foregoing, only one Payment Blockage Notice with respect to the same event of default or any other events of default existing or continuing at the time of notice on the same issue of Designated Senior Indebtedness may be given and no new Payment Blockage Period may be commenced by the holders of Designated Senior Indebtedness unless 360 consecutive days have elapsed since the initial effectiveness of the immediately preceding Payment Blockage Notice.

         If the Trustee or any Holder of Securities receives any payment or distribution of the Company's assets of any kind in contravention of any of the terms hereof, whether in cash, property or securities, in respect of the Securities before all Senior Indebtedness is paid in full, then the payment or distribution will be held by the recipient in trust for the benefit of holders of Senior Indebtedness, and will be immediately paid over or delivered to the holders of Senior Indebtedness or their representative or representatives to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution, or provision therefor, to or for the holders of Senior Indebtedness.

         Section 11.2 Distribution on Acceleration of Securities; Dissolution and Reorganization.

         (1) If the Debentures are declared due and payable because of the occurrence of an Event of Default, the Company or the Trustee shall give prompt written notice to the holders of all Senior Indebtedness or to the trustee(s) for such Senior Indebtedness of such acceleration.

         (2) Upon (i) any acceleration of the principal amount due on the Debentures because of an Event of Default or (ii) any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or any other dissolution, winding up, liquidation or reorganization of the Company):

         (a) the holders of all Senior Indebtedness shall first be entitled to receive payment in full of the principal thereof, the interest thereon and any other amounts due thereon before the Holders are entitled to receive payment on account of the principal of or interest on or any other amounts due on the Securities, except payments comprised solely of Permitted Junior Securities;

         (b) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than Permitted Junior Securities), to which the holders or the Trustee would be entitled except for the provisions of this Article XI, shall be paid by the liquidating trustee or agent or other person making such a payment or distribution, directly to the holders of Senior Indebtedness (or their representatives(s) or trustee(s) acting on their behalf), ratably according to the aggregate amounts remaining unpaid on account of the principal of or interest on and other amounts due on the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

         (c) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than payments comprised solely of Permitted Junior Securities), shall be received by the Trustee or the holders before all Senior Indebtedness is paid in full, such payment or distribution shall be held in trust for the benefit of, and be paid over to upon request by a holder of the Senior Indebtedness, the holders of the Senior Indebtedness remaining unpaid (or their representatives) or trustee(s) acting on their behalf, ratably as aforesaid, for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

         Subject to the payment in full of all Senior Indebtedness, the Holders shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal of and interest on the Securities shall be paid in full and, for purposes of such subrogation, no such payments or distributions to the holders of Senior Indebtedness of cash, property or securities which otherwise would have been payable or distributable to Holders shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders, be deemed to be a payment by the Company to or on account of the Senior Indebtedness, it being understood that the provisions of this Article XI are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of Senior Indebtedness, on the other hand.

         Nothing contained in this Article XI or elsewhere in this Indenture or in the Securities is intended to or shall (i) impair, as between the Company and its creditors other than the holders of Senior Indebtedness, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of and interest on the Securities as and when the same shall become due and payable in accordance with the terms of the Securities or (ii) affect the relative rights of the Holders and creditors of the Company other than holders of Senior Indebtedness or, as between the Company and the Trustee, the obligations of the Company to the Trustee, or (iii) prevent the Trustee or the Holders from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article XI of the holders of Senior Indebtedness in respect of cash, property and securities of the Company received upon the exercise of any such remedy.

         Upon distribution of assets of the Company referred to in this Article XI, the Trustee and the Holders shall be entitled to rely upon a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or to the Holders for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XI. The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness. Nothing contained in this Article XI or elsewhere in this Indenture or in any of the Securities shall prevent the good faith application by the Trustee of any moneys which were deposited with it hereunder, prior to its receipt of written notice of facts which would prohibit such application, for the purpose of the payment of or on account of the principal of or interest on, the Securities unless, prior to the date on which such application is made by the Trustee, the Trustee shall be charged with notice under Section 11.2(4) hereof of the facts which would prohibit the making of such application.

         (3) The provisions of this Article XI shall not be applicable to any cash, properties or securities received by the Trustee or by any Holder when received as a holder of Senior Indebtedness and nothing in the Indenture or this Indenture shall deprive the Trustee or such Holder of any of its rights as such holder.

         (4) The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment of money to or by the Trustee in respect of the Securities pursuant to the provisions of this Article XI. The Trustee shall be entitled to assume that no such fact exists unless the Company or any holder of Senior Indebtedness or any trustee therefor has given such notice to the Trustee. Notwithstanding the provisions of this Article XI or any other provisions of this Indenture, the Trustee shall not be charged with knowledge of the existence of any fact which would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions in this Article XI, unless, and until three Business Days after, the Trustee shall have received written notice thereof from the Company or any holder or holders of Senior Indebtedness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee shall be entitled in all respects conclusively to assume that no such facts exist; provided that if on a date not less than three Business Days immediately preceding the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitation, the principal of or interest on any Note), the Trustee shall not have received with respect to such monies the notice provided for in this
Section 11.2(4), then anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date.

         The Trustee shall be entitled to rely on the delivery to it of a written notice by a person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee on behalf of any such holder or holders). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article VIII, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article XI, and, if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment; nor shall the Trustee be charged with knowledge of the curing or waiving of any default of the character specified in Section 11.1 or that any event or any condition preventing any payment in respect of the Securities shall have ceased to exist, unless and until the Trustee shall have received an Officers' Certificate to such effect.

         (5) The provisions of this Section 11.2 applicable to the Trustee shall also apply to any Paying Agent for the Company.

         (6) Each Holder of a Security, by its acceptance thereof, authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this
Article XI and appoints the Trustee its attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding up or liquidation or reorganization under any applicable bankruptcy law of the Company (whether in bankruptcy, insolvency or receivership proceedings or otherwise), the timely filing of a claim for the unpaid balance of such Holder's Securities in the form required in such proceedings and the causing of such claim to be approved. If the Trustee does not file a claim or proof of debt in the form required in such proceedings prior to 30 days before the expiration of the time to file such claims or proofs, then any Holder or holders of Senior Indebtedness or their representative or representatives shall have the right to demand, sue for, collect, receive and receipt for the payments and distributions in respect of the Securities which are required to be paid or delivered to the holders of Senior Indebtedness as provided in this Article XI and to file and prove all claims therefore and to take all such other action in the name of the holders or otherwise, as such holders of Senior Indebtedness or representative thereof may determine to be necessary or appropriate for the enforcement of the provisions of this Article XI.

                                  ARTICLE XII

                                 MISCELLANEOUS

         Section 12.1 Trust Indenture Act Controls. If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

         Section 12.2 Notices. Any request, demand, authorization, notice, waiver, consent or communication shall be in writing and delivered in person or mailed by first-class mail, postage prepaid, addressed as follows or transmitted by facsimile transmission (confirmed by guaranteed overnight courier) to the following facsimile numbers:

         if to the Company:

         Tech Data Corporation
         5350 Tech Data Drive
         Clearwater, Florida 33760
         Tel: (727) 539-7429
         Fax: (727) 538-5260
         Attention:  Treasurer

         if to the Trustee:

         Bank One Trust Company, N.A.
         153 West 51st Street
         New York, NY 10019
         Telephone No. (212) 373-1105
         Facsimile No. (212) 373-1384
         Attention: Corporate Trust Administration

         The Company or the Trustee by notice given to the other in the manner provided above may designate additional or different addresses for subsequent notices or communications.

         Any notice or communication given to a Securityholder shall be mailed to the Securityholder, by first-class mail, postage prepaid, at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

         Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not received by the addressee.

         If the Company mails a notice or communication to the Securityholders, it shall mail a copy to the Trustee and each Registrar, Paying Agent, Conversion Agent or co-registrar.

         Section 12.3 Communication by Holders with Other Holders. Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar, the Paying Agent, the Conversion Agent and anyone else shall have the protection of TIA Section 312(c).

         Section 12.4 Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

         (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

         (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         Section 12.5 Statements Required in Certificate or Opinion. Each Officers' Certificate or Opinion of Counsel with respect to compliance with a covenant or condition provided for in this Indenture shall include:

         (1) a statement that each person making such Officers' Certificate or Opinion of Counsel has read such covenant or condition;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officers' Certificate or Opinion of Counsel are based;

         (3) a statement that, in the opinion of each such person, he has made such examination or investigation as is necessary to enable such person to express an opinion as to whether or not such covenant or condition has been complied with; and

         (4) a statement that, in the opinion of such person, such covenant or condition has been complied with.

         Section 12.6 Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 12.7 Rules by Trustee, Paying Agent, Conversion Agent and Registrar. The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar, the Conversion Agent and the Paying Agent may make reasonable rules for their functions.

         Section 12.8 Legal Holidays. A "Legal Holiday" is any day other than a Business Day. If any specified date (including a date for giving notice) is a Legal Holiday, the action shall be taken on the next succeeding day that is not a Legal Holiday, and, if the action to be taken on such date is a payment in respect of the Securities, no interest, if any, shall accrue for the intervening period.

         Section 12.9 GOVERNING LAW. THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THIS INDENTURE AND THE SECURITIES, WITHOUT REGARD AS TO CONFLICT OF LAWS PRINCIPLES.

         Section 12.10 No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

         Section 12.11 Successors. All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

         Section 12.12 Multiple Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

         IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this Indenture on behalf of the respective parties hereto as of the date first above written.


                                             TECH DATA CORPORATION


                                             By:
                                                -------------------------------
                                                 Name:
                                                 Title:


                                             BANK ONE TRUST COMPANY, N.A.,
                                               as Trustee


                                             By:
                                                -------------------------------
                                                 Name:
                                                 Title:

                                                                    EXHIBIT A-1


                       [FORM OF FACE OF GLOBAL SECURITY]


         THIS SECURITY WILL BE SUBJECT TO THE REGULATIONS GOVERNING CONTINGENT PAYMENT DEBT INSTRUMENTS FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. AS REQUIRED UNDER APPLICABLE TREASURY REGULATIONS, THE COMPANY HAS SET FORTH THE "COMPARABLE YIELD" IN SECTION 4.7 OF THE INDENTURE PURSUANT TO WHICH THIS SECURITY IS BEING ISSUED. THE HOLDER OF THIS SECURITY MAY OBTAIN THE PROJECTED PAYMENT SCHEDULE BY SUBMITTING A WRITTEN REQUEST FOR SUCH INFORMATION TO TECH DATA CORPORATION, 5350 TECH DATA DRIVE, CLEARWATER, FLORIDA 33760, ATTENTION:
TREASURER.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS TO NOMINEES OF THE DEPOSITORY TRUST COMPANY, OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUE HEREOF (OR ANY PREDECESSOR SECURITY HEREOF) OR (Y) BY ANY HOLDER THAT WAS AN "AFFILIATE" (WITHIN THE MEANING OF RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN


                                     A-1-1

RELIANCE ON RULE 144A, (3) IN AN OFFSHORE TRANSACTION (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT OR
(5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER OR (2) NOT A U.S. PERSON AND IS OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH
(k)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY OR ANY COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY EXCEPT AS PERMITTED BY THE SECURITIES ACT.

         The foregoing legend may be removed from this Security on satisfaction of the conditions specified in the Indenture.


                                     A-1-2

                             TECH DATA CORPORATION


                2% Convertible Subordinated Debentures due 2021


No.                                                          CUSIP: 878 237 AB2
Issue Date: December 10, 2001
Issue Price: 100% of principal amount


         TECH DATA CORPORATION, a corporation duly organized and existing under the laws of the State of Florida, promises to pay to Cede & Co. or registered assigns, the principal amount of [__________________] ($___________) on
December 15, 2021.

         This Security shall bear interest at a rate of 2% per year except as specified on the other side of this Security. This Security is convertible as specified on the other side of this Security.

         Additional provisions of this Security are set forth on the other side of this Security.


Dated:


                                    TECH DATA CORPORATION


                                    By:
                                       ----------------------------------------
                                        Title:
                                              ---------------------------------


TRUSTEE'S CERTIFICATE OF AUTHENTICATION


BANK ONE TRUST COMPANY, N.A.
     as Trustee, certifies that this is one
     of the Securities referred to in the
     within-mentioned Indenture.


By
  ----------------------------------------
     Authorized Signatory


Dated:


                                     A-1-3

                      [FORM OF REVERSE OF GLOBAL SECURITY]


                2% Convertible Subordinated Debentures due 2021


1.       Interest.

         Except as provided below, this Security shall bear interest at a rate of 2% per year on the principal amount hereof, from December 10, 2001 or from the most recent Interest Payment Date (as defined below) to which payment has been paid or duly provided for, payable semiannually in arrears on June 15 and December 15 of each year (each an "Interest Payment Date") to the persons in whose names the Securities are registered at the close of business on June 1 and December 1 (each a "Regular Record Date") (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Interest on the Securities will be computed on the basis of a 360-day year comprised of twelve 30-day months.

         Interest on Securities converted after a record date, but prior to the corresponding Interest Payment Date, will be paid to the Holder of the Securities on the Regular Record Date but, upon conversion, the Holder must pay the Company the interest which has accrued and will be paid on such Interest Payment Date. No such payment needs to be made with respect to Securities that will be redeemed after a Regular Record Date and prior to the corresponding Interest Payment Date.

         If the principal amount of a Security, plus accrued and unpaid interest, or any portion thereof, is not paid when due (whether upon acceleration pursuant to Section 6.2 of the Indenture, upon the date set for payment of the Redemption Price pursuant to Section 5 hereof, upon the date set for payment of the Purchase Price or the Fundamental Change Purchase Price pursuant to Section 6 hereof, or upon the Stated Maturity of this Security), then, in each such case, the overdue amount shall, to the extent permitted by law, bear interest at a rate of 2% per year, compounded semi-annually, which interest shall accrue from the date such overdue amount was originally due to the date of payment of such amount, including interest thereon, has been made or duly provided for. All such interest shall be payable on demand and shall be based on a 360-day year comprised of twelve 30-day months.

         Contingent Interest. The interest rate on the Securities will be 2% per year through December 15, 2005. If the average of the Last Reported Sale Prices of a Security for the 20 trading days ending on the second trading day preceding any June 15 or December 15, as applicable, commencing December 15, 2005 is greater than or equal to 120% of the principal amount of the Security, then the Company shall pay contingent interest for the six-month period beginning on such June 15 or December 15. If contingent interest is payable for a particular six-month period (each a "Contingent Interest Period"), the Company shall pay contingent interest per Security in an amount equal to the greater of (1) Cash Dividends paid by the Company per share on Common Stock during the six month period in which a contingent interest is payable, multiplied by the number of shares of Common Stock issuable upon conversion of a Security pursuant to paragraph 8 below and (2) 0.15% of the average of the Last Reported Sale Prices of a Security for the 20 trading days ending on the second trading day preceding such June 15 or December 15.


                                     A-1-4

         Contingent interest, if any, will accrue and be payable to Holders as of the record date for the related Cash Dividend or, if no Cash Dividend is paid by the Company during any quarter within a Contingent Interest Period, to Holders as of the 15th day preceding the last day of the relevant Contingent Interest Period. Such payments shall be paid on the payment date of the related Cash Dividend or, if no Cash Dividend is paid by the Company during any quarter within a Contingent Interest Period, on the last day of the relevant Contingent Interest Period. Pursuant to the foregoing provisions, in any Contingent Interest Period in which contingent interest is payable, the Company shall: (a) upon the first payment date for a Cash Dividend falling within such Contingent Interest Period pay the Cash Dividend paid by the Company per share of Common Stock upon such date multiplied by the number of shares of Common Stock into which a Security is convertible pursuant to paragraph 8 below as of such date;
(b) upon any subsequent payment date for a Cash Dividend falling within such Contingent Interest Period, or if no other subsequent payment date for a Cash Dividend falls within such Contingent Interest Period, on the last day of such period, pay the greater of (x) the subsequent Cash Dividend paid by the Company per share of Common Stock upon such date multiplied by the number of shares of Common Stock into which a Security is convertible pursuant to paragraph 8 below as of such date or (y) 0.15% of the average of the Last Reported Sale Prices of a Security for the 20 trading days ending on the second trading day preceding such June 15 or December 15 minus the amounts previously paid in respect of such Security pursuant to clause (a) during such Contingent Interest Period and
(c) if no payment date for a Cash Dividend falls within such Contingent Interest Period, on the last date of such period, pay 0.15% of the average of the Last Reported Sale Prices of a Security for the 20 trading days ending on the second trading day preceding such June 15 or December 15.

         "Cash Dividends", for purposes of this paragraph 2, means all cash dividends on the Company's Common Stock (whether regular, periodic, extraordinary, special, nonrecurring or otherwise) as declared by the Company's Board of Directors.

         Upon determination that Holders will be entitled to receive contingent interest which may become payable during a Contingent Interest Period, on or prior to the first day of such Contingent Interest Period, the Company shall issue a press release through PR Newswire or publish the information on the Company's web site or through such other public medium as the Company may use at that time.

2.       Method of Payment.

         Subject to the terms and conditions of the Indenture, the Company will make payments in cash in respect of Redemption Prices, Purchase Prices, Fundamental Change Purchase Prices and at Stated Maturity to Holders who surrender Securities to the Paying Agent to collect such payments in respect of the Securities, provided that the Company may make payments in shares of Common Stock or combination of cash and Common Stock in respect of the Purchase Price on a Purchase Date, as provided for in Section 3.7 of the Indenture. The Company will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may make such cash payments by check payable in such money.


                                     A-1-5

3.       Paying Agent, Bid Solicitation Agent, Conversion Agent and Registrar.

         Initially, Salomon Smith Barney Inc. shall act as Bid Solicitation Agent, and Bank One Trust Company, N.A. (the "Trustee") will act as Paying Agent, Conversion Agent and Registrar. The Company may appoint and change any Paying Agent, Conversion Agent or Registrar without notice, other than notice to the Trustee; provided that the Company will maintain at least one Paying Agent in the State of New York, City of New York, Borough of Manhattan, which shall initially be an office or agency of the Trustee. The Company or any of its Subsidiaries or any of their Affiliates may act as Paying Agent, Conversion Agent or Registrar.

4.       Indenture; Subordination.

         The Company issued the Securities under an Indenture, dated as of December 10, 2001 (the "Indenture"), between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect from time to time (the "TIA"). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of those terms. To the extent any provisions of this Security and the Indenture conflict, the provisions of the Indenture shall control.

         The Securities are limited to $300,000,000 aggregate principal amount. The Securities are the Company's unsecured obligations and will be subordinated in right of payment to all of the Company's existing and future Senior Indebtedness and effectively subordinated to all existing and future Indebtedness and other liabilities of the Subsidiaries. The Securities will rank equally in right of payment to any of the Company's existing and future subordinated indebtedness, including the Company's 5% Convertible Subordinated Debentures due 2003. The Indenture does not limit other indebtedness of the Company, secured or unsecured.

5.       Redemption at the Option of the Company.

         No sinking fund is provided for the Securities. The Securities are redeemable at the option of the Company in whole or in part, on or after December 20, 2005 upon not less than 30 nor more than 60 days' notice by mail for a cash price equal to the principal amount plus accrued and unpaid interest, if any, to the Redemption Date (the "Redemption Price").

6.       Purchase By the Company at the Option of the Holder.

         Subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase, at the option of the Holder, all or any portion of the Securities held by such Holder on any Purchase Date in integral multiples of $1,000, at a Purchase Price equal to the principal amount plus accrued and unpaid interest, if any, to the Purchase Date. To exercise such right, a Holder shall deliver to the Company a Purchase Notice containing the information set forth in the Indenture at any time from the opening of business on the date that is 20 Business Days prior to such Purchase Date until the close of business on the last Business Day prior to such Purchase Date, and shall deliver the Securities to the Paying Agent as set forth in the Indenture.


                                     A-1-6

         The Purchase Price may be paid, at the option of the Company, in cash or by the issuance and delivery of shares of Common Stock, or in any combination thereof, provided that accrued and unpaid interest shall be paid in cash.

         At the option of the Holder and subject to the terms and conditions of the Indenture, the Company shall become obligated to offer to purchase the Securities held by such Holder within 30 days (which purchase shall occur 45 days after the date of such offer) after the occurrence of a Fundamental Change for a Fundamental Change Purchase Price equal to the principal amount plus accrued and unpaid interest, if any, to the Fundamental Change Purchase Date, which Fundamental Change Purchase Price shall be paid in cash.

         Holders have the right to withdraw any Purchase Notice or Fundamental Change Purchase Notice, as the case may be, by delivering to the Paying Agent a written notice of withdrawal in accordance with the provisions of the Indenture.

         If cash (and/or shares of Common Stock if permitted under the Indenture) sufficient to pay the Purchase Price or Fundamental Change Purchase Price, as the case may be, of all Securities or portions thereof to be purchased on the Purchase Date or the Fundamental Change Purchase Date, as the case may be, is deposited with the Paying Agent on the Purchase Date or the Fundamental Change Purchase Date, interest ceases to accrue on such Securities or portions thereof immediately after such Purchase Date or Fundamental Change Purchase Date, and the Holder thereof shall have no other rights as such other than the right to receive the Purchase Price or Fundamental Change Purchase Price upon surrender of such Security.

7.       Notice of Redemption.

         Notice of redemption pursuant to Section 5 of this Security will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at the Holder's registered address. If money sufficient to pay the Redemption Price of all Securities or portions thereof to be redeemed on the Redemption Date is deposited with the Paying Agent prior to or on the Redemption Date, interest ceases to accrue on such Securities or portions thereof immediately after such Redemption Date. Securities in denominations larger than $1,000 of principal amount may be redeemed in part but only in integral multiples of $1,000 of principal amount.

8.       Conversion.

         Holders may surrender Securities for conversion into shares of Common Stock if the average of the Last Reported Sale Prices of the Common Stock for the 20 trading days immediately prior to the Conversion Date is greater than or equal to a specified percentage, beginning at 120% and declining 1/2% each year until it reaches 110% at maturity, of the Conversion Price on such Conversion Date.

         In the event that the Conversion Rate must be adjusted because the Company declares a dividend or distribution described in Section 10.7 of the Indenture or a dividend or a distribution described in Section 10.8 of the Indenture where the fair market value of such dividend or distribution per share of Common Stock, as determined in the Indenture, exceeds 15% of the Sale Price of a share of Common Stock as of the Business Day prior to the date of declaration for


                                     A-1-7
such distribution, unless the Holder may participate in this distribution without conversion, the Securities may be surrendered for conversion beginning on the date the Company gives notice to the Holders of such right, which shall be not less than 20 days prior to the Ex-Dividend Time for such dividend or distribution, and the Securities may be surrendered for conversion at any time thereafter until the close of business on the Business Day prior to the Ex-Dividend Time or until the Company announces that such distribution will not take place.

         In the event the Company is a party to a consolidation, merger or binding share exchange pursuant to which the shares of Common Stock would be converted into cash, securities or other property (other than if such property consists of shares of voting common stock of the surviving person that are, or upon issuance will be, traded on a United States national securities exchange or approved for trading on an established automated over-the-counter trading market in the United States, and such shares represent at least 95% of the aggregate fair market value (as determined by the Board of Directors) of such property), the Securities may be surrendered for conversion at any time from and after the date which is 15 days prior to the date the Company announces as the anticipated effective time until 15 days after the actual date of such transaction.

         Finally, the Securities are convertible if the long-term credit ratings assigned to the Securities by Moody's Investors Service, Inc. and Standard & Poor's Ratings Group are reduced two notches below Ba3 and BB+, respectively, or if either service, or their successors, no longer rates the Securities.

         A Security in respect of which a Holder has delivered a Purchase Notice or Fundamental Change Purchase Notice exercising the option of such Holder to require the Company to purchase such Security may be converted only if such notice of exercise is withdrawn in accordance with the terms of the Indenture.

         The initial Conversion Rate is 16.7997 shares of Common Stock per $1,000 principal amount of Securities, subject to adjustment in certain events described in the Indenture. A Holder that surrenders Securities for conversion will receive cash or a check in lieu of any fractional shares of Common Stock.

         To surrender a Security for conversion, a Holder must (1) complete and manually sign the irrevocable conversion notice below (or complete and manually sign a facsimile of such notice) and deliver such notice to the Conversion Agent, (2) surrender the Security to the Conversion Agent, (3) furnish appropriate endorsements and transfer documents and (4) pay any transfer or similar tax, if required.

         A Holder may convert a portion of a Security if the principal amount of such portion is $1,000 or an integral multiple of $1,000. No payment or adjustment will be made for dividends on the shares of Common Stock except as provided in the Indenture. Except as provided in Section 1 hereof, on conversion of a Security, the Holder will not receive any cash payment representing accrued interest with respect to the converted Securities. Instead, upon conversion the Company will deliver to the Holder a fixed number of shares of Common Stock and any cash payment to account for fractional shares. Accrued interest will be deemed paid in full rather than canceled, extinguished or forfeited. The Company will not adjust the Conversion Rate to account for accrued interest.


                                     A-1-8

         The Conversion Rate will be adjusted as provided in Article X of the Indenture. The Company may increase the Conversion Rate for at least 20 days, so long as the increase is irrevocable during such period.

         If the Company is a party to a consolidation, merger or binding share exchange or a transfer of all or substantially all of its assets, or upon certain distributions described in the Indenture, then at the effective time of the transaction the right to convert a Security into shares of Common Stock may be changed into a right to convert it into securities, cash or other assets of the Company or another person.

9.       Conversion Arrangement on Call for Redemption.

         Any Securities called for redemption, unless surrendered for conversion before the close of business on the day that is two Business Days prior to the Redemption Date, may be deemed to be purchased from the Holders of such Securities at an amount not less than the Redemption Price, by one or more investment bankers or other purchasers who may agree with the Company to purchase such Securities from the Holders, to convert them into shares of Common Stock and to make payment for such Securities to the Trustee in trust for such Holders.

10.      Denominations; Transfer; Exchange.

         The Securities are in fully registered form, without coupons, in minimum denominations of $1,000 of principal amount and integral multiples of $1,000. A Holder may transfer or exchange the Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities in respect of which a Purchase Notice or Fundamental Change Purchase Notice has been given and not withdrawn (except, in the case of a Security to be purchased in part, the portion of the Security not to be purchased) or any Securities for a period of 15 days before the mailing of a notice of redemption of Securities to be redeemed.

11.      Persons Deemed Owners.

         The registered Holder of this Security may be treated as the owner of this Security for all purposes.

12.      Unclaimed Money or Securities.

         The Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years, subject to applicable unclaimed property law. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.


                                     A-1-9

13.      Amendment; Waiver.

         Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities at the time outstanding and (ii) certain Defaults may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Securities at the time outstanding. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee may amend the Indenture or the Securities among other things, (i) to cure any ambiguity, omission, defect or inconsistency, provided that such modification or amendment does not materially and adversely affect the interests of the holders of the Securities, (ii) to comply with Article X or
Section 10.14 of the Indenture, (iii) to secure the Company's obligations or to add any guarantee under the Securities and the Indenture; (iv) to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power conferred upon the Company, (v) to add Events of Default with respect to the Securities; (vi) to make any change necessary for the registration of the Securities under the Securities Act or to comply with the TIA, or any amendment thereto, or to comply with any requirement of the SEC in connection with the qualification of the Indenture under the TIA, provided that such modification or amendment does not materially and adversely affect the interests of the holders of the Securities, (vii) to provide for uncertificated Securities in addition to or in place of certificated Securities or to provide for bearer Securities or (viii) to make any modifications or amendments that the Company and the Trustee may deem necessary or desirable, provided such amendment or modification does not materially and adversely affect the interests of the Holders of the Securities.

14.      Defaults and Remedies.

         Under the Indenture, Events of Default include (i) default in payment (whether or not such payment is prohibited by the subordination provisions set forth in Article XI of the Indenture) of the principal amount of the Securities plus accrued and unpaid interest when the same becomes due and payable at Stated Maturity, upon redemption, upon declaration, when due for purchase by the Company or otherwise, (ii) default in the payment (whether or not such payment is prohibited by the subordination provisions set forth in Article XI of the Indenture) of any interest (including contingent interest), when due and payable, subject to lapse of time, (iii) failure by the Company to comply in any material respect with other agreements or covenants in the Indenture or the Securities, subject to notice and lapse of time; (iv) failure by the Company to deliver shares of Common Stock upon the election by the Holders to convert their Securities, subject to lapse of time; (v) failure to provide timely notice of a Fundamental Change; (vi) default under any credit agreement, mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Material Subsidiaries (or the payment of which is guaranteed by the Company or any of its Material Subsidiaries), whether such Indebtedness or guarantee exists on the date of the Indenture or is created thereafter, which default (A) is caused by a failure to pay when due any principal of such Indebtedness within the grace period provided for in such Indebtedness (which failure continues beyond any applicable grace period) (a "Payment Default") or (B) results in the acceleration of such Indebtedness prior to its express maturity (without such acceleration being rescinded or annulled) and, in each case, the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness under


                                    A-1-10
which there is a Payment Default or the maturity of which has been so accelerated, aggregates $10,000,000 or more and such Payment Default is not cured or such acceleration is not annulled within 30 days after notice; or
(vii) failure by the Company or any Material Subsidiary of the Company to pay final, non-appealable judgments (other than any judgment as to which a reputable insurance company has accepted full liability) aggregating in excess of $10,000,000, which judgments are not stayed, bonded or discharged within 60 days after their entry; and (vii) certain events of bankruptcy, insolvency and reorganization of the Company.

         Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities at the time outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from the Holders notice of any continuing Default (except a Default in payment of amounts specified in clause
(ii) above) if it determines that withholding notice is in their interests.

15.      Trustee Dealings with the Company.

         Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

16.      Calculations in Respect of Securities.

         The Company will be responsible for making all calculations called for under the Securities, except for such calculations made by the Bid Solicitation Agent. These calculations include, but are not limited to, determination of the market prices for the Common Stock, accrued interest payable on the Securities and the Last Report Sale Price of the Securities and on the Common Stock. Any calculations made in good faith and without manifest error will be final and binding on Holders of the Securities. The Company will be required to deliver to each of the Trustee and the Conversion Agent a schedule of its calculations and each of the Trustee and the Conversion Agent will be entitled to rely upon the accuracy of such calculations without independent verification. The Trustee will forward the Company's calculations to any Holder of the Securities upon the request of such Holder.

17.      No Recourse Against Others.

         A director, officer, employee or stockholder, as such, of the Company or the Trustee shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

18.      Authentication.

         This Security shall not be valid until an authorized signatory of the Trustee manually signs the Trustee's Certificate of Authentication on the other side of this Security.


                                    A-1-11

19.      Abbreviations.

         Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

20.      GOVERNING LAW.

         THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THIS SECURITY.

         The Company will furnish to any Holder upon written request and without charge a copy of the Indenture which has in it the text of this Security in larger type. Requests may be made to:

         Tech Data Corporation
         5350 Tech Data Drive
         Clearwater, Florida 33760
         Attention: Treasurer

21.      Registration Rights.

         The Holders of the Securities are entitled to the benefits of a Registration Agreement, dated as of December 10, 2001, between the Company and Salomon Smith Barney Inc., including the receipt of liquidated damages upon a registration default (as defined in such agreement).


                                    A-1-12

                           FORM OF CONVERSION NOTICE

To: TECH DATA CORPORATION.

         The undersigned beneficial owner of the Security hereby irrevocably exercises the option to convert this Security, or portion hereof (which is $1,000 or an integral multiple thereof) below designated, into shares of Common Stock of Tech Data Corporation in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares and Securities representing any unconverted principal amount hereof, be issued and delivered to the beneficial owner hereof unless a different name has been indicated below. If shares or any portion of this Security not converted are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest, Liquidated Damages and taxes accompanies this Security.

Dated:
                                             ----------------------------------

Fill in for registration of shares if        ----------------------------------
to be delivered, and Securities if to
be issued, other than to and in the          ----------------------------------
name of the beneficial owner                 Signature(s)
(Please Print):                              Principal amount to be converted
                                             (if less than all):
--------------------------------------
              (Name)                                       $___,000

--------------------------------------       ----------------------------------
         (Street Address)                    Social Security or other Taxpayer
                                             Identification Number
--------------------------------------
     (City, State and Zip Code)

Signature Guarantee:

--------------------------------------
Signatures must be guaranteed by an eligible Guarantor Institution (banks, brokers, dealers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if shares are to be issued, or Securities are to be delivered, other than to and in the name of the registered holder(s).


                                    A-1-13

                                ASSIGNMENT FORM

         To assign this Security, fill in the form below:

         (I) or (we) assign and transfer this Security to


-------------------------------------------------------------------------------
              (Insert assignee's social security or tax I.D. no.)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
             (Print or type assignee's name, address and zip code)

and irrevocably appoint ____________________________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


        Your Signature:
                       -----------------------------------------
                       (Sign exactly as your name appears on the
                              other side of this Security)
        Date:
             ---------------------------------------------------

        Medallion Signature Guarantee:
                                      --------------------------

[FOR INCLUSION ONLY IF THIS SECURITY BEARS A RESTRICTED SECURITIES LEGEND] In connection with any transfer of any of the Securities evidenced by this certificate which are "restricted securities" (as defined in Rule 144 (or any successor thereto) under the Securities Act), the undersigned confirms that such Securities are being transferred:

         CHECK ONE BOX BELOW

         (1)     [ ]       to the Company; or

         (2)     [ ]       pursuant to and in compliance with Rule 144A under
                           the Securities Act of 1933; or

         (3)     [ ]       pursuant to and in compliance with Regulation S
                           under the Securities Act of 1933; or

         (4)     [ ]       pursuant to an exemption from registration under the
                           Securities Act of 1933 provided by Rule 144 thereunder.

         Unless one of the boxes is checked, the Registrar will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (3) or (4) is checked, the Trustee may


                                    A-1-14
         require, prior to registering any such transfer of the Securities, such certifications and other information, and if box (4) is checked such legal opinions, as the Company has reasonably requested in writing, by delivery to the Trustee of a standing letter of instruction, to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933; provided that this paragraph shall not be applicable to any Securities which are not "restricted securities" (as defined in Rule 144 (or any successor thereto) under the Securities Act).

         Your Signature:
                        -----------------------------------------
                        (Sign exactly as your name appears on the
                               other side of this Security)

         Date:
              --------------------------

         Medallion Signature Guarantee:
                                       --------------------------


                                    A-1-15

             SCHEDULE OF INCREASES AND DECREASES OF GLOBAL SECURITY

    Initial Principal Amount of Global Security: ____________($___________).


Date           Amount of Increase     Amount of Decrease in     Principal Amount of         Notation by
               in Principal Amount     Principal Amount of        Global Security          Registrar or
               of Global Security        Global Security         After Increase or      Security Custodian
                                                                      Decrease


                                    A-1-16

                                                                    EXHIBIT A-2


                    [FORM OF FACE OF CERTIFICATED SECURITY]


         THIS SECURITY WILL BE SUBJECT TO THE REGULATIONS GOVERNING CONTINGENT PAYMENT DEBT INSTRUMENTS FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. AS REQUIRED UNDER APPLICABLE TREASURY REGULATIONS, THE COMPANY HAS SET FORTH THE "COMPARABLE YIELD" IN SECTION 4.7 OF THE INDENTURE PURSUANT TO WHICH THIS SECURITY IS BEING ISSUED. THE HOLDER OF THIS SECURITY MAY OBTAIN THE PROJECTED PAYMENT SCHEDULE BY SUBMITTING A WRITTEN REQUEST FOR SUCH INFORMATION TO TECH DATA CORPORATION, 5350 TECH DATA DRIVE, CLEARWATER, FLORIDA 33760, ATTENTION:
TREASURER.

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUE HEREOF (OR ANY PREDECESSOR SECURITY HEREOF) OR (Y) BY ANY HOLDER THAT WAS AN "AFFILIATE" (WITHIN THE MEANING OF RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) IN AN OFFSHORE TRANSACTION (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER OR (2) NOT A U.S. PERSON AND IS OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (k)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY OR ANY COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY EXCEPT AS PERMITTED BY THE SECURITIES ACT.

         The foregoing legend may be removed from this Security on satisfaction of the conditions specified in the Indenture.


                                     A-2-1

                             Tech Data Corporation

                2% Convertible Subordinated Debentures due 2021

No.                                                          CUSIP: 878 237 AB2
Issue Date: December 10, 2001
Issue Price: 100% of principal amount


         TECH DATA CORPORATION, a corporation duly organized and existing under the laws of the State of Florida, promises to pay to ____________________, or registered assigns, the principal amount of ($__________________) on December 15, 2021.

         This Security shall bear interest at a rate of 2% per year except as specified on the other side of this Security. This Security is convertible as specified on the other side of this Security.

         Additional provisions of this Security are set forth on the other side of this Security.


Dated:


                                             TECH DATA CORPORATION


                                             By:
                                                -------------------------------
                                                Name:
                                                Title:


TRUSTEE'S CERTIFICATE OF AUTHENTICATION


BANK ONE TRUST COMPANY, N.A.,
     as Trustee, certifies that this is one
     of the Securities referred to in the
     within-mentioned Indenture.


By
  -----------------------------------------
  Authorized Signatory


Dated:


                                     A-2-2

                   [FORM OF REVERSE OF CERTIFICATED SECURITY
                          IS IDENTICAL TO EXHIBIT A-1]


                                     A-2-3

                                                                      EXHIBIT B


                2% Convertible Subordinated Debentures due 2021

                              Transfer Certificate

In connection with any transfer of any of the Securities within the period prior to the expiration of the holding period applicable to the sales thereof under Rule 144(k) under the Securities Act of 1933, as amended (the "Securities Act") (or any successor provision), the undersigned registered owner of this Security hereby certifies with respect to $____________ principal amount of the above-captioned Securities presented or surrendered on the date hereof (the "Surrendered Securities") for registration of transfer, or for exchange or conversion where the securities issuable upon such exchange or conversion are to be registered in a name other than that of the undersigned registered owner (each such transaction being a "transfer"), the undersigned confirms that such Securities are being transferred:

         CHECK ONE BOX BELOW

         (1)     [ ]       to the Company; or

         (2)     [ ]       pursuant to and in compliance with Rule 144A under
                           the Securities Act of 1933; or

         (3)     [ ]       pursuant to and in compliance with Regulation S
                           under the Securities Act of 1933; or

         (4)     [ ]       pursuant to an exemption from registration under the
                           Securities Act of 1933 provided by Rule 144 thereunder.

         Unless one of the boxes is checked, the Registrar will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (3) or (4) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such certifications and other information, and if box (4) is checked such legal opinions, as the Company has reasonably requested in writing, by delivery to the Trustee of a standing letter of instruction, to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933; provided that this paragraph shall not be applicable to any Securities which are not "restricted securities" (as defined in Rule 144 (or any successor thereto) under the Securities Act).

         Your Signature:
                        -----------------------------------------
                        (Sign exactly as your name appears on the
                               other side of this Security)

         Date:
              --------------------------

         Medallion Signature Guarantee:
                                       --------------------------

                                   EXHIBIT C

                     FORM OF RESTRICTED COMMON STOCK LEGEND

"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR ANY PREDECESSOR SECURITY HERETO, INCLUDING THE RELATED DEBENTURE) OR (Y) BY ANY HOLDER THAT WAS AN "AFFILIATE" (WITHIN THE MEANING OF RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) IN AN OFFSHORE TRANSACTION (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER OR (2) NOT A U.S. PERSON AND IS OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (k)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY EXCEPT AS PERMITTED BY THE SECURITIES ACT."

                                   EXHIBIT D

                   FORM OF TRANSFER CERTIFICATE FOR TRANSFER
                           OF RESTRICTED COMMON STOCK

             (Transfers pursuant to Section 10.20 of the Indenture)

[NAME AND ADDRESS OF COMMON STOCK TRANSFER AGENT]

         Re: Tech Data Corporation 2% Convertible Subordinated Debentures due 2021 (the "Securities")

         Reference is hereby made to the Indenture dated as of December 10, 2001 (the "Indenture") between Tech Data Corporation and Bank One Trust Company, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

         This letter relates to _________ shares of Common Stock represented by the accompanying certificate(s) that were issued upon conversion of Securities and which are held in the name of [name of transferor] (the "Transferor") to effect the transfer of such Common Stock.

         In connection with the transfer of such shares of Common Stock, the undersigned confirms that such shares of Common Stock are being transferred:

CHECK ONE BOX BELOW

         (1)     [ ]       to the Company; or

         (2)     [ ]       pursuant to and in compliance with Rule 144A under
                           the Securities Act of 1933; or

         (3)     [ ]       pursuant to and in compliance with Regulation S
                           under the Securities Act of 1933; or

         (4)     [ ]       pursuant to an exemption from registration under the
                           Securities Act of 1933 provided by Rule 144 thereunder.

         Unless one of the boxes is checked, the transfer agent will refuse to register any of the Common Stock evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (3) or (4) is checked, the transfer agent may require, prior to registering any such transfer of the Common Stock such certifications and other information, and if box (4) is checked such legal opinions, as the Company has reasonably requested in writing, by delivery to the transfer agent of a standing letter of instruction, to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.


                                             [Name of Transferor],



                                             By
                                                -------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                    ---------------------------


Dated:

                                   SCHEDULE A

                          Projected Payment Schedule*


                                                                     Projected Payment per
                  Period                                                   Debenture
                  ------                                             ---------------------

December 10, 2001 - June 15, 2002                                            $10.00
June 15, 2002 - December 15, 2002                                            $10.00
December 15, 2002 - June 15, 2003                                            $10.00
June 15, 2003 - December 15, 2003                                            $10.00
December 15, 2003 - June 15, 2004                                            $10.00
June 15, 2004 - December 15, 2004                                            $10.00
December 15, 2004 - June 15, 2005                                            $10.00
June 15, 2005 - December 15, 2005                                            $10.00
December 15, 2005 - June 15, 2006                                            $10.00
June 15, 2006 - December 15, 2006                                            $10.00
December 15, 2006 - June 15, 2007                                            $11.92
June 15, 2007 - December 15, 2007                                            $12.00
December 15, 2007 - June 15, 2008                                            $12.09
June 15, 2008 - December 15, 2008                                            $12.18
December 15, 2008 - June 15, 2009                                            $12.27
June 15, 2009 - December 15, 2009                                            $12.37
December 15, 2009 - June 15, 2010                                            $12.48
June 15, 2010 - December 15, 2010                                            $12.58
December 15, 2010 - June 15, 2011                                            $12.70
June 15, 2011 - December 15, 2011                                            $12.81
December 15, 2011 - June 15, 2012                                            $12.94
June 15, 2012 - December 15, 2012                                            $13.06
December 15, 2012 - June 15, 2013                                            $13.20
June 15, 2013 - December 15, 2013                                            $13.34
December 15, 2013 - June 15, 2014                                            $13.48
June 15, 2014 - December 15, 2014                                            $13.63
December 15, 2014 - June 15, 2015                                            $13.79
June 15, 2015 - December 15, 2015                                            $13.96
December 15, 2015 - June 15, 2016                                            $14.13
June 15, 2016 - December 15, 2016                                            $14.31
December 15, 2016 - June 15, 2017                                            $14.50
June 15, 2017 - December 15, 2017                                            $14.69
December 15, 2017 - June 15, 2018                                            $14.90
June 15, 2018 - December 15, 2018                                            $15.11
December 15, 2018 - June 15, 2019                                            $15.33
June 15, 2019 - December 15, 2019                                            $15.57
December 15, 2019 - June 15, 2020                                            $15.81
June 15, 2020 - December 15, 2020                                            $16.06
December 15, 2020 - June 15, 2021                                            $16.33
June 15, 2021 - December 15, 2021                                         $4,417.17

---------
* The comparable yield and the schedule of projected payments are determined on the basis of certain assumptions and are not determined for any purpose other than for the determination of interest accruals and adjustments thereof in respect of the Securities for United States federal income tax purposes. The comparable yield and the schedule of projected payments do not constitute a projection or representation regarding the amounts payable on Securities.